EXHIBIT 10.(iv)(D)














                    MONTGOMERY WARD & CO., INCORPORATED
                         RETIREMENT SECURITY PLAN




















                    (As amended and restated effective
                          as of January 1, 1994)

                             TABLE OF CONTENTS


PREAMBLES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1

ARTICLE I      Background Information. . . . . . . . . . . . . . . . . .  3
     1.1       Purpose of Plan . . . . . . . . . . . . . . . . . . . . .  3
     1.2       Application of Restatement and Determination of
               Retirement Benefits . . . . . . . . . . . . . . . . . . .  4
     1.3       Other Effective Dates . . . . . . . . . . . . . . . . . .  6

ARTICLE II     Definitions . . . . . . . . . . . . . . . . . . . . . . .  6
     2.1       "Accrued Benefit" . . . . . . . . . . . . . . . . . . . .  6
     2.2       "Actuarial Equivalent" or "Equivalent Actuarial
               Value". . . . . . . . . . . . . . . . . . . . . . . . . .  7
     2.3       "Actuary" . . . . . . . . . . . . . . . . . . . . . . . . 11
     2.4       "Administrative Director" . . . . . . . . . . . . . . . . 11
     2.5       "Affiliate" . . . . . . . . . . . . . . . . . . . . . . . 11
     2.6       "Beneficiary" . . . . . . . . . . . . . . . . . . . . . . 11
     2.7       "Board" . . . . . . . . . . . . . . . . . . . . . . . . . 11
     2.8       "Break in Service". . . . . . . . . . . . . . . . . . . . 11
     2.9       "Cash Balance Account". . . . . . . . . . . . . . . . . . 12
     2.10      "Code". . . . . . . . . . . . . . . . . . . . . . . . . . 12
     2.11      "Committee" . . . . . . . . . . . . . . . . . . . . . . . 12
     2.12      "Company" . . . . . . . . . . . . . . . . . . . . . . . . 12
     2.13      "Credited Service". . . . . . . . . . . . . . . . . . . . 12
     2.14      "Direct Rollover" . . . . . . . . . . . . . . . . . . . . 13
     2.15      "Distributee" . . . . . . . . . . . . . . . . . . . . . . 14
     2.16      "Effective Date". . . . . . . . . . . . . . . . . . . . . 14
     2.17      "Eligible Retirement Plan". . . . . . . . . . . . . . . . 14
     2.18      "Eligible Rollover Distribution". . . . . . . . . . . . . 14
     2.19      "Employee" or "Associate" . . . . . . . . . . . . . . . . 15
     2.20      "ERISA" . . . . . . . . . . . . . . . . . . . . . . . . . 15
     2.21      "High Three-Year Pay" . . . . . . . . . . . . . . . . . . 15
     2.22      "Hours of Service". . . . . . . . . . . . . . . . . . . . 15
     2.23      "Immediate Cash Balance Account Annuity". . . . . . . . . 16
     2.24      "Interest Credit(s)". . . . . . . . . . . . . . . . . . . 16
     2.25      "Investment Manager". . . . . . . . . . . . . . . . . . . 16
     2.26      "IRS" . . . . . . . . . . . . . . . . . . . . . . . . . . 16
     2.27      "Jefferson Stores Plan" . . . . . . . . . . . . . . . . . 16
     2.28      "Labor Department". . . . . . . . . . . . . . . . . . . . 16
     2.29      "Lechmere Plan" . . . . . . . . . . . . . . . . . . . . . 16
     2.30      "Long-Term Disability Plan" . . . . . . . . . . . . . . . 16
     2.31      "Optional Retirement Benefit" . . . . . . . . . . . . . . 16
     2.32      "Participant" . . . . . . . . . . . . . . . . . . . . . . 17
     2.33      "Participating Company" . . . . . . . . . . . . . . . . . 17
     2.34      "PBGC". . . . . . . . . . . . . . . . . . . . . . . . . . 17
     2.35      "Plan". . . . . . . . . . . . . . . . . . . . . . . . . . 17
     2.36      "Prior Plans" . . . . . . . . . . . . . . . . . . . . . . 17
     2.37      "Regulations" . . . . . . . . . . . . . . . . . . . . . . 18
     2.38      "Required Contributions". . . . . . . . . . . . . . . . . 18
     2.39      "Retirement" or "Retire". . . . . . . . . . . . . . . . . 18
     2.40      "Retirement Benefit". . . . . . . . . . . . . . . . . . . 18
     2.41      "Retirement Security Plan". . . . . . . . . . . . . . . . 18
     2.42      "Savings Plan". . . . . . . . . . . . . . . . . . . . . . 18
     2.43      "Service" . . . . . . . . . . . . . . . . . . . . . . . . 18
     2.44      "Surviving Spouse". . . . . . . . . . . . . . . . . . . . 19
     2.45      "Total Earnings". . . . . . . . . . . . . . . . . . . . . 20
     2.46      "Transferred Contribution Account". . . . . . . . . . . . 22
     2.47      "Trust" . . . . . . . . . . . . . . . . . . . . . . . . . 22
     2.48      "Trust Agreement" . . . . . . . . . . . . . . . . . . . . 22
     2.49      "Trust Fund". . . . . . . . . . . . . . . . . . . . . . . 22
     2.50      "Trustees". . . . . . . . . . . . . . . . . . . . . . . . 22
     2.51      "Vest", "Vested" or "Vesting" . . . . . . . . . . . . . . 22
     2.52      "Ward". . . . . . . . . . . . . . . . . . . . . . . . . . 23
     2.53      "Year". . . . . . . . . . . . . . . . . . . . . . . . . . 23
     2.54      "Year of Credited Service". . . . . . . . . . . . . . . . 23
     2.55      "Year of Service" . . . . . . . . . . . . . . . . . . . . 23

ARTICLE III    Effective Date. . . . . . . . . . . . . . . . . . . . . . 24

ARTICLE IV     Eligibility . . . . . . . . . . . . . . . . . . . . . . . 24

ARTICLE V      Participation . . . . . . . . . . . . . . . . . . . . . . 25
     5.1       Enrollment. . . . . . . . . . . . . . . . . . . . . . . . 25
     5.2       Suspension of Participation . . . . . . . . . . . . . . . 25
     5.3       Break in Service. . . . . . . . . . . . . . . . . . . . . 26

ARTICLE VI     Contributions . . . . . . . . . . . . . . . . . . . . . . 26
     6.1       Cessation of a Participant's Contributions. . . . . . . . 26
     6.2       Company Contributions . . . . . . . . . . . . . . . . . . 26
     6.3       Actuarial Assumptions . . . . . . . . . . . . . . . . . . 26

ARTICLE VII    Cash Balance Account. . . . . . . . . . . . . . . . . . . 27
     7.1       In General. . . . . . . . . . . . . . . . . . . . . . . . 27
     7.2       Interest Credits. . . . . . . . . . . . . . . . . . . . . 28
     7.3       Immediate Cash Balance Account Annuity. . . . . . . . . . 28

ARTICLE VIII   Retirement Dates. . . . . . . . . . . . . . . . . . . . . 29
     8.1       Normal Retirement Date. . . . . . . . . . . . . . . . . . 29
     8.2       Early Retirement Date . . . . . . . . . . . . . . . . . . 29
     8.3       Postponed Retirement Date . . . . . . . . . . . . . . . . 30

ARTICLE IX     Amount of Retirement Benefit. . . . . . . . . . . . . . . 30
     9.1       Retirement Benefit Payable upon Retirement at
               Normal Retirement Date. . . . . . . . . . . . . . . . . . 30
     9.2       Retirement Benefit Payable upon Retirement at
               Early Retirement Date . . . . . . . . . . . . . . . . . . 31
     9.3       Retirement Benefit Payable upon Retirement at
               Postponed Retirement Date . . . . . . . . . . . . . . . . 32
     9.4       Offset of Retirement Benefit. . . . . . . . . . . . . . . 32
     9.5       Cessation of Benefit Payments Following
               Reemployment After Retirement . . . . . . . . . . . . . . 33
     9.6       Retirement Benefit Payable upon Retirement
               Following Reemployment after Termination of
               Service . . . . . . . . . . . . . . . . . . . . . . . . . 33
     9.7       Maximum Amount of Retirement Benefit. . . . . . . . . . . 33

ARTICLE X      Eligibility for Retirement Benefit. . . . . . . . . . . . 37
     10.1      Eligibility for Retirement Benefit at Normal
               Retirement Date . . . . . . . . . . . . . . . . . . . . . 37
     10.2      Eligibility for Retirement Benefit at Early
               Retirement Date . . . . . . . . . . . . . . . . . . . . . 37
     10.3      Eligibility for Retirement Benefit at Postponed
               Retirement Date . . . . . . . . . . . . . . . . . . . . . 38
     10.4      Long-Term Disability Benefits . . . . . . . . . . . . . . 38

ARTICLE XI     Methods of Payment. . . . . . . . . . . . . . . . . . . . 38
     11.1      Qualified Joint and Survivor Benefit. . . . . . . . . . . 38
     11.2      Optional Methods of Payment . . . . . . . . . . . . . . . 39
     11.3      Election of Optional Method of Payment. . . . . . . . . . 42
     11.4      Rules Regarding Distribution of Benefits. . . . . . . . . 43
     11.5      Written Explanations of Survivor Benefit. . . . . . . . . 45
     11.6      Cash Out. . . . . . . . . . . . . . . . . . . . . . . . . 45
     11.7      Direct Rollover . . . . . . . . . . . . . . . . . . . . . 46

ARTICLE XII    Death Benefits. . . . . . . . . . . . . . . . . . . . . . 46
     12.1      Pre-Retirement Death Benefit. . . . . . . . . . . . . . . 46
     12.2      Designation of Beneficiary. . . . . . . . . . . . . . . . 47

ARTICLE XIII   Termination of Service. . . . . . . . . . . . . . . . . . 48
     13.1      Termination of Service by Non-Vested Participant. . . . . 48
     13.2      Termination of Service by Vested Participant. . . . . . . 48
     13.3      Termination of Service without a Break in Service . . . . 49
     13.4      Termination of Service Following Reemployment . . . . . . 49

ARTICLE XIV    Non-Assignability . . . . . . . . . . . . . . . . . . . . 50

ARTICLE XV     Administration. . . . . . . . . . . . . . . . . . . . . . 51
     15.1      In General. . . . . . . . . . . . . . . . . . . . . . . . 51
     15.2      Appointment of Trustees . . . . . . . . . . . . . . . . . 51
     15.3      Appointment of Administrative Director. . . . . . . . . . 52
     15.4      Specific Responsibilities and Authority of the
               Committee . . . . . . . . . . . . . . . . . . . . . . . . 52
     15.5      Rules of Procedure. . . . . . . . . . . . . . . . . . . . 54
     15.6      Trust Fund. . . . . . . . . . . . . . . . . . . . . . . . 54
     15.7      Claims Procedure. . . . . . . . . . . . . . . . . . . . . 56
     15.8      Payment of Expenses . . . . . . . . . . . . . . . . . . . 58
     15.9      Notices, etc. . . . . . . . . . . . . . . . . . . . . . . 58
     15.10     Filing of Information . . . . . . . . . . . . . . . . . . 59
     15.11     Claims Against Trust Fund . . . . . . . . . . . . . . . . 60
     15.12     Agent for Service of Process. . . . . . . . . . . . . . . 60

ARTICLE XVI    Termination of Participating Company's
               Participation . . . . . . . . . . . . . . . . . . . . . . 60
     16.1      Right to Terminate. . . . . . . . . . . . . . . . . . . . 60
     16.2      Effect of Termination and Payment of Distributable
               Reserve . . . . . . . . . . . . . . . . . . . . . . . . . 61
     16.3      Transfer of Assets to Successor Plan. . . . . . . . . . . 62

ARTICLE XVII   Amendment and Termination . . . . . . . . . . . . . . . . 62
     17.1      Power to Amend. . . . . . . . . . . . . . . . . . . . . . 62
     17.2      Retroactive Amendments. . . . . . . . . . . . . . . . . . 63
     17.3      Notices of Amendments . . . . . . . . . . . . . . . . . . 64
     17.4      Effect of Termination . . . . . . . . . . . . . . . . . . 64
     17.5      Distribution of Assets If No ERISA Termination. . . . . . 64
     17.6      Distribution of Assets Upon Termination . . . . . . . . . 65
     17.7      Distribution of Assets Upon Termination Where
               Assets Not Sufficient . . . . . . . . . . . . . . . . . . 68
     17.8      Effect of Partial Termination . . . . . . . . . . . . . . 68

ARTICLE XVIII  Limitations in the Event of Early Discontinuance. . . . . 69
     18.1      Application . . . . . . . . . . . . . . . . . . . . . . . 69
     18.2      Restriction of Benefits . . . . . . . . . . . . . . . . . 69
     18.3      Payment of Benefits . . . . . . . . . . . . . . . . . . . 70
     18.4      Additional Reserves . . . . . . . . . . . . . . . . . . . 71

ARTICLE XIX    Miscellaneous . . . . . . . . . . . . . . . . . . . . . . 71
     19.1      In General. . . . . . . . . . . . . . . . . . . . . . . . 71
     19.2      Coordination of Payment of Benefits with Other
               Plans . . . . . . . . . . . . . . . . . . . . . . . . . . 72
     19.3      Incapacity. . . . . . . . . . . . . . . . . . . . . . . . 72
     19.4      Inability to Locate Benefit Recipient . . . . . . . . . . 72
     19.5      Benefit Provided by Insurance . . . . . . . . . . . . . . 73
     19.6      Credit for Prior Employment . . . . . . . . . . . . . . . 73
     19.7      Construction. . . . . . . . . . . . . . . . . . . . . . . 73

ARTICLE XX     Top Heavy Provisions. . . . . . . . . . . . . . . . . . . 74
     20.1      In General. . . . . . . . . . . . . . . . . . . . . . . . 74
     20.2      Definitions . . . . . . . . . . . . . . . . . . . . . . . 74
     20.3      Vesting . . . . . . . . . . . . . . . . . . . . . . . . . 75
     20.4      Distributions to Participants . . . . . . . . . . . . . . 76
     20.5      Top Heavy Plan Years. . . . . . . . . . . . . . . . . . . 77
     20.6      Duplication of Benefits . . . . . . . . . . . . . . . . . 77

ARTICLE XXI    Transfer of Amounts Attributable to Contributions
               Under The Jefferson Stores Plan . . . . . . . . . . . . . 79
     21.1      Transfer of Accrued Benefit . . . . . . . . . . . . . . . 79
     21.2      Transfer Held in Trust. . . . . . . . . . . . . . . . . . 79
     21.3      Payment of Benefits . . . . . . . . . . . . . . . . . . . 79

ARTICLE XXII   Transfer of Amounts Attributable to Contributions
               Under the Lechmere Plan . . . . . . . . . . . . . . . . . 80
     22.1      Transfer of Accrued Benefit . . . . . . . . . . . . . . . 80
     22.2      Transfer Held in Trust. . . . . . . . . . . . . . . . . . 80
     22.3      Payment of Benefits . . . . . . . . . . . . . . . . . . . 80

                                 PREAMBLES

     WHEREAS, the Retirement Security Plan first became effective on February 1, 1957 and was thereafter from time to time amended; and
     WHEREAS, effective January 1, 1975, Ward amended and restated the Retirement Security Plan to provide greater retirement security for eligible associates of Ward and Participating Companies; and
     WHEREAS, the Profit-Sharing Plan was merged into the Retirement Security Plan effective as of January 1, 1975; and
     WHEREAS, effective as of January 1, 1976, Ward amended the Retirement Security Plan to satisfy the requirements of ERISA; and
     WHEREAS, effective January 1, 1979, the Retirement Security Plan was amended and restated to reflect certain corporate reorganization changes, assure continued compliance with ERISA and the final regulations issued thereunder, satisfy the requirements of the 1978 amendments to the Age Discrimination in Employment Act of 1967 and include administrative and clarifying amendments; and
     WHEREAS, Ward further amended and restated the Retirement Security Plan for service on or after January 1, 1981 as a separate and distinct retirement benefit plan for management, administrative and supervisory associates, and to establish distinct and separately funded retirement benefit plans for timecard associates and for represented associates, with three separate trust accounts commingled for investment purposes; and
     WHEREAS, Ward amended and restated the Plan, effective April 1, 1983, so that amounts attributable to associate contributions made to the Plan after December 31, 1980 and the Profit-Sharing Plan Balances hereunder shall be transferred to the Montgomery Ward & Co., Incorporated Savings and Profit Sharing Plan (the "Savings Plan"), adopted by Ward effective April 1, 1983, for the benefit of eligible associates, to eliminate associate contributions under the Plan, to require eligible associates to authorize salary reduction or payroll deduction contributions to the Savings Plan in order to be eligible for continued benefit accruals under the Plan, and to offset and reduce the benefits provided under the Plan by the benefits, if any, that are or could be provided by the Savings Plan funds attributable to the transferred associate contributions and the required salary reduction or payroll reduction contributions authorized by associates under the Savings Plan; and
     WHEREAS, Ward further amended the Plan, effective January 1, 1984, to provide a guaranteed minimum pension benefit for associates, to satisfy the requirements of the Tax Equity and Fiscal Responsibility Act of 1982, to comply with certain requirements regarding actuarial computations, and to make other technical changes; and
     WHEREAS, Ward further amended the Plan effective January 1, 1985, to merge the Retirement Plan for Employees of Jefferson Stores, Inc. into the Plan, to transfer amounts attributable to contributions under the Jefferson Stores Plan to the Plan for the benefit of eligible associates, to satisfy the requirements of the Deficit Reduction Act of 1984 and the Retirement Equity Act of 1984, and to make other technical changes;
     WHEREAS, Ward amended and restated the Plan, effective January 1, 1989, to merge the: (i) Montgomery Ward & Co., Incorporated Management Retirement Security Plan; (ii) Montgomery Ward & Co., Incorporated Timecard Retirement Security Plan; and
(iii) Montgomery Ward & Co., Incorporated Represented Retirement Security Plan, to satisfy the requirements of the Tax Reform Act of 1986, and to make other technical changes;
     WHEREAS, Ward desires to amend and restate the Plan, effective January 1, 1994, to merge the Lechmere Plan into the Plan, effective as of August 1, 1994, to transfer amounts attributable to contributions under the Lechmere Plan to the Plan for the benefit of eligible associates, to satisfy the requirements of recent changes to the Code, and to make other technical changes;
     NOW, THEREFORE, the Plan is hereby amended and restated to read as follows:
                                 ARTICLE
I
                          Background Information
     1.1 Purpose of Plan. The purpose of the Montgomery Ward & Co., Incorporated Retirement Security Plan is to provide retirement benefits for eligible associates of Ward and Participating Companies and to thereby encourage such associates to make and continue careers with Ward and Participating Companies. The Plan, as amended and restated herein, and the Trust is intended to qualify as a plan and trust which continue to meet the requirements of Sections 401(a) and 501(a) of the Code.
     1.2 Application of Restatement and Determination of Retirement Benefits. This Restatement applies to Associates who are in the Service of the Company on any date after the Effective Date. Any benefits payable to a participant who retired or terminated service prior to January 1, 1981 without resuming service thereafter, or whose normal retirement date occurred on or before January 1, 1981, and the benefits payable to any Associate who was in the Service of the Company on December 31, 1980 but who has not enrolled in the Plan thereafter, will be paid from the Trust, but will be governed solely by the terms of the Retirement Security Plan. The total benefits payable from the Trust for any Participant enrolled in the Plan on any date after December 31, 1980 will be calculated in three parts or such lesser number of parts as may be applicable to the Participant:
(i) the Participant's benefits determined as of December 31, 1980 under the Retirement Security Plan; provided that, in making such determination, Service after December 31, 1980 shall apply only for purposes of Vesting under the Retirement Security Plan, (ii) the Participant's Supplemental Retirement Benefit determined as of the date of the Participant's Retirement or termination of Service under the Retirement Security Plan, and (iii) the Participant's benefits determined under the Plan with respect to participation after December 31, 1980. Notwithstanding the foregoing, in the event of the death of any Participant who was enrolled in the Retirement Security Plan on December 31, 1980 and who became a Participant in the Plan on January 1, 1981, (i) if such Participant's Surviving Spouse is eligible to receive a Pre-Retirement Death Benefit, such Surviving Spouse shall be entitled to elect, in accordance with procedures established by the Committee, to receive in one lump sum the amounts attributable to associate contributions made prior to January 1, 1981 to the Retirement Security Plan, plus interest (determined in accordance with the Code and Regulations), and the amount of the Pre-Retirement Death Benefit payable to such Surviving Spouse shall be reduced by the Equivalent Actuarial Value of the lump sum payment if such election is made, and (ii) the Retirement Benefit, and form in which benefits, if any, will be paid, shall be determined solely under the terms of the Plan as in effect on the date of the Participant's termination of employment or retirement, unless such person is thereafter reemployed and again becomes a Participant. Benefits for all other Participants shall be determined under the terms of the Plan as in effect on the date of the Participant's termination of employment or retirement, unless such person is thereafter reemployed and again becomes a Participant.
     1.3 Other Effective Dates. The Plan, as set forth herein, constitutes a restatement of the Plan through January 1, 1994. Although this restatement is generally effective January 1, 1994, the inclusion of amendments to conform with the Tax Reform Act of 1986 and other applicable laws necessitates different effective dates for certain Plan provisions. Accordingly, notwithstanding the general effective date of this restatement, the following Plan sections as amended, shall be effective as indicated below.

    Sections       Effective Date

    8.1 and 9.7 January 1, 1987

    2.14, 2.15, 2.17,                  January 1, 1993
    2.18 and 11.7

    Article VII    July 1, 1994
    2.2            August 1, 1994

                                ARTICLE II
                                Definitions
    The following terms shall have the following meanings:
    2.1  "Accrued Benefit" means the amount of annual
Retirement Benefit determined under Articles IX and X payable as a straight life annuity beginning at a Participant's Normal Retirement Date or, if applicable, the Participant's Postponed Retirement Date as determined in accordance with Article IX. The Accrued Benefit payable at Normal Retirement Date shall not be less than the Accrued Benefit of such Participant determined on the date preceding the Effective Date under the terms of the Plan or the terms of the Lechmere Plan determined on June 30, 1994.
    2.2  "Actuarial Equivalent" or "Equivalent Actuarial
Value" means, unless otherwise specified in the Plan, a benefit of equivalent value when computed on the basis of the actuarial tables and interest rates as set forth below; provided, however, that the interest rate used to determine whether the Equivalent Actuarial Value of a Retirement Benefit exceeds $3,500 for purposes of the Plan or to determine the Equivalent Actuarial Value of a lump sum option provided under Section 11.6 shall not be greater than:
    (a)  For distributions prior to January 1, 1995:
         (i) the applicable interest rate if the accrued benefit (using such rate) is not in excess of $25,000; or
         (ii) 120% of the applicable interest rate if the accrued benefit exceeds $25,000 (as determined under subparagraph (i) above).
                In no event shall the present value
                determined under subparagraph (ii) be less than $25,000.
    The rate set forth in subparagraphs (i) and (ii) above may be referred to as the PBGC Rate. For purposes of subparagraphs (i) and (ii) above and Subsection (c) below, the applicable interest rate shall mean the interest rate or rates which would be used as of the first day of the calendar year in which the distribution commences by the PBGC for purposes of determining the present value of the Participant's benefits under the Plan if the Plan had terminated on the date distribution commences with insufficient assets to provide benefits guaranteed by the PBGC on that date ("PBGC Rate").
    (b) For distributions after December 31, 1994, the annual rate of interest on 30-year Treasury securities ("30-Year Treasury Rate") for the month before the date of distribution or such other time as the Secretary of Treasury may by regulations prescribe.
    For purposes of determining whether the Equivalent
Actuarial Value of a Retirement Benefit exceeds $3,500 for the purposes of the Plan or to determine the Equivalent Actuarial Value of a lump sum option provided under Section 11.6, to the extent the Administrative Director or Committee determines it is legally permissible, the 30-Year Treasury Rate shall be determined for the month before the first day of the calendar year in which the distribution commences. Until the Administrative Director or Committee makes the determination set forth in the preceding sentence, the Administrative Director or Committee will set the 30-Year Treasury Rate for distributions during the calendar year at a rate which it believes will be lower than the 30-Year Treasury Rate for the December of the preceding calendar year and each of the first eleven months of the calendar year through November of such calendar year or for such other period it determines appropriate. Pursuant to the preceding sentence, the 30-Year Treasury Rate set for the 1995 calendar year until a determination is made effective pursuant to the first sentence of this paragraph shall be 7%.
    (c)  Subject to the other provisions of this Section
2.2, for purposes of distributions prior to January 1, 1995 of the Retirement Benefit other than that portion attributable to the Lechmere Frozen Benefit, as defined in Section 9.1(c), and the Immediate Cash Balance Annuity, "Actuarial Equivalent" or "Equivalent Actuarial Value" means the sex-neutral option factors listed below:

Annuity Form                 Mortality            Interest Rate

Qualified Joint              1971 GAT                 7.5%
and Survivor                 (60% male/40% female)
Annuity

100%, 75% or 50%             1971 GAT                 7.5%
Contingent Annuity           (60% male/40% female)

10 Year Certain              1971 GAT                  7.5%
and Life Annuity             (60% male/40% female)

Level Income                 1971 GAT                  7.5%
Annuity  (60% male/40% female)

Lump Sum Option              1983 GAM               Applicable
(males)  Interest Rate


    (d) Subject to the other provisions of this Section 2.2, for purposes of distributions prior to January 1, 1995 of the Lechmere Frozen Benefit, as defined in Section 9.1(c), and the Immediate Cash Balance Annuity, "Actuarial Equivalent" or "Equivalent Actuarial Value" means the sex-neutral option factors listed below:

Annuity Form                 Mortality            Interest Rate

100%, 75% or 50%             1983 GAM                  7.5%
Contingent Annuity           (males)

10 Year Certain              1983 GAM                  7.5%
and Life Annuity             (males)

Level Income                 1983 GAM                  7.5%
Annuity  (males)

Lump Sum Option              1983 GAM               PBGC Rate
    (males)


    (e)  Subject to the other provisions of this Section 2.2,
for distributions after December 31, 1994, "Actuarial Equivalent" of "Equivalent Actuarial Value" means the sex-neutral option factors listed below:
Annuity Form                 Mortality            Interest Rate

100%, 75% or 50%             1983 GAM                  7.5%
Contingent Annuity           (50% male/50% female)

10 Year Certain              1983 GAM                  7.5%
and Life Annuity             (50% male/50% female)

Level Income                 1983 GAM                  7.5%
Annuity  (50% male/50% female)

Lump Sum Option              1983 GAM           30-Year Treasury
    (50% male/50% female)  Rate



    (f) The lump sum value of a Participant's Cash Balance Account as of a determination date shall be an amount equal to the accumulated balance in such Cash Balance Account as of such determination date. For purposes of converting the Cash Balance Account to an annuity form of payment, the 1983 GAM (males) mortality table and the PBGC immediate interest rate as in effect on the first day of the Plan Year in which the annualization occurs shall be used for distributions prior to January 1, 1995 and the 1983 GAM (50% male/50% female) mortality table and the 30-Year Treasury Rate as set forth in subparagraph (b) shall be used for distributions after December 31, 1994.
    (g) In no event shall the amount of any benefit or annuity determined hereunder exceed the maximum benefit under Section 415 of the Code.
    2.3 "Actuary" means the enrolled actuary, within the meaning of ERISA, engaged by the Committee.
    2.4  "Administrative Director" means the Administrative
Director of the Plan appointed by the Committee in accordance with
Section 15.3 hereof.
    2.5 "Affiliate" means any corporation controlling, controlled by, or under common control with (within the meaning of Section 414(b), (c), (m) or (o) of the Code and the applicable Regulations), the Company or such successor, directly or indirectly through one or more intermediaries.
    2.6 "Beneficiary" means the person or persons designated by a Participant or the Beneficiary of a Participant to receive the amount, if any, payable under the Plan in the event of the death of such Participant or Beneficiary, as the case may be.
    2.7  "Board" means the Board of Directors of Ward.
    2.8 "Break in Service" means (a) after January 1, 1976, the Year during which or immediately after which an associate terminates Service and does not perform Service during at least 12 weeks or (b) prior to January 1, 1976, a break in service under the rules then in effect under the Retirement Security Plan. Notwithstanding the preceding sentence, after January 1, 1976, any Associate who actually performs at least 500 Hours of Service during any Year shall not be considered as having incurred a Break in Service. Effective with respect to absences commencing on or after January 1, 1985, solely for purposes of determining whether a Break in Service has occurred, an individual shall be credited with the Hours of Service which such individual would have completed but for a maternity or paternity absence, as determined by the Committee in accordance with the Code and Regulations; provided, however, that the total Hours of Service so credited shall not exceed 501 hours and that the individual timely provide the Committee with such information as it shall require. Hours of Service credited for a maternity or paternity absence shall be credited entirely (i) in the Plan Year in which the absence began if such Hours of Service are necessary to prevent a Break in Service in such year, or (ii) in the following Plan Year. For purposes of this
Section 2.8, maternity or paternity absence shall mean an absence from work by reason of the individual's pregnancy, the birth of the individual's child or the placement of a child with the individual in connection with adoption of the child by such individual, or for purposes of caring for a child for the period immediately following such birth or placement.
    2.9 "Cash Balance Account" means the notional amount described in Section 7.1 and maintained for Participants who previously participated in the Lechmere Plan.
    2.10 "Code" means the Internal Revenue Code of 1986, as amended, and any successor provisions thereto.
    2.11 "Committee" means the Benefit Plans Committee of Ward.
    2.12 "Company" means Ward and any Participating Company or any of them.
    2.13 "Credited Service" means an Associate's Service as a Participant, excluding any authorized leave of absence, military leave, layoff or suspension in accordance with Subsections 2.43(a)-2.43(d) hereof. Credited Service shall not include any period of Service during which a Participant fails to make any contributions required prior to the Effective Date for participation in the Plan or fails to authorize Required Contributions to be made under the Savings Plan on or after the Effective Date. Beginning January 1, 1989, Credited Service shall include any period of disability leave of absence provided that the Associate was a Participant immediately prior to such leave or became eligible while on such leave and further provided that the Participant is receiving Long-Term Disability benefits from a plan sponsored by the Company. Credit under the Plan for the period of disability leave of absence during which the Participant is receiving long-term disability benefits from a plan sponsored by the Company shall be limited to (i) the duration of the disability leave of absence; (ii) the period prior to the Participant's Normal Retirement Date; (iii) one year if the Participant has less than ten years of continuous service, or (iv) two years if the Participant has ten or more years of continuous service prior to such disability leave of absence, whichever is less. Associates who were in Service of the Company as of January 1, 1988, and had completed at least one Hour of Service in 1988, and made investable basic contributions as defined in the Montgomery Ward & Co., Incorporated Savings and Profit Sharing Plan other than Associates employed by Signature Financial/Marketing Inc., accrued benefits for those contributions retroactive to their enrollment date in the Savings and Profit Sharing Plan.
    With respect to each Participant who was an associate of Jefferson Stores, Inc., Credited Service shall not include any period of Service prior to July 1, 1983.
    2.14 "Direct Rollover" shall mean a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.
    2.15 "Distributee" shall mean an Associate or former
Associate. In addition, the Associate's or former Associate's surviving Spouse and the Associate's or former Associate's Spouse or former Spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are Distributees with regard to the interest of the Spouse or former Spouse.
    2.16 "Effective Date" means the date of effectiveness of this amendment and restatement, as provided in Article III hereof.
    2.17 "Eligible Retirement Plan" means an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving Spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.
    2.18 "Eligible Rollover Distribution" shall mean any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated Beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).
    2.19 "Employee" or "Associate" means any individual who is employed by the Company, as determined by the Committee, excluding (a) any associate who is included in a unit of associates covered by a negotiated collective bargaining agreement which does not provide for the associate's membership in the Plan, (b) any associate of a division of the Company which the Committee has determined to treat as though it is an Affiliate which is not a Participating Company, and (c) any non-resident alien.
    2.20 "ERISA" means the Employee Retirement Income
Security Act of 1974, as from time to time amended.
    2.21 "High Three-Year Pay" means a Participant's average annual amount of total taxable remuneration paid or payable by the Company or any Affiliate for the three consecutive calendar years for which he receives or received Credited Service and during which years such remuneration was the highest; provided that such remuneration for the last calendar year shall be annualized.
    2.22 "Hours of Service" means each hour during which an Associate performs Service (or is treated as performing Service under Section 2.43) and for which he is paid, or entitled to payment for the performance of duties for the Company (including back pay irrespective of mitigation of damages). In addition, Hours of Service shall also include up to 501 hours of non-working time during any single continuous period of absence which does not otherwise constitute Service, but for which an associate is directly or indirectly paid or entitled to payment. The determination of Hours of Service to be credited hereunder shall be made by the Committee in accordance with the Regulations, including
Section 2530.200b-2(b) and (c) of the Labor Department Regulations.
    2.23 "Immediate Cash Balance Account Annuity" means an annuity as described in Section 7.3 with respect to a Participant who was a participant in the Lechmere Plan.
    2.24 "Interest Credit(s)" means the interest amount credited to the Cash Balance Account of a Participant who was a participant in the Lechmere Plan.
    2.25 "Investment Manager" means an Investment Manager, as that term is defined in ERISA, appointed by the Trustees.
    2.26 "IRS" means the United States Internal Revenue
Service.
    2.27 "Jefferson Stores Plan" means the Retirement Plan for Employees of Jefferson Stores, Inc. amended effective as of January 1, 1984.
    2.28 "Labor Department" means the United States
Department of Labor.
    2.29 "Lechmere Plan" means the Lechmere, Inc. Personal
Retirement Account Plan, amended and restated effective January 1,
1992.
    2.30 "Long-Term Disability Plan" means the Montgomery
Ward & Co., Incorporated Long-Term Disability Plan, as from time to time in effect.
    2.31 "Optional Retirement Benefit" means an alternative form of Retirement Benefit provided for in Section 11.2 hereof, which a Participant may elect to receive upon Retirement and which is the Actuarial Equivalent of a Retirement Benefit.
    2.32 "Participant" means each Associate or former
Associate who is enrolled for participation in the Plan or is entitled to receive or receiving benefit payments hereunder.
    2.33 "Participating Company" means any company which is an Affiliate, designated by the Board as such, the board of directors or equivalent governing body of which shall adopt the Plan by appropriate action and the Associates of which shall be eligible to participate in the Plan in the manner and to the extent determined by the Board so long as that company remains so designated. Any such company so designated and which adopts the Plan shall be deemed thereby to appoint Ward, the Committee, the Administrative Director and the Trustees its exclusive agents to exercise on its behalf all of the powers conferred hereby or by the Trust Agreement upon the Company, the Committee, the Administrative Director and the Trustees, respectively, and shall make its allocable contributions to the Plan. The authority of the Company, the Committee, the Administrative Director and the Trustees, respectively, to act as such agent shall continue until the Plan has terminated as to such company and the relevant Trust Fund assets have been distributed by the Trustees as provided in Article
XVI hereof.
    2.34 "PBGC" means the Pension Benefit Guaranty
Corporation.
    2.35 "Plan" means this Retirement Security Plan, as herein set forth, and as from time to time in effect.
    2.36 "Prior Plans" means the Management Retirement
Security Plan, the Timecard Retirement Security Plan and the Represented Retirement Security Plan, each as in effect on December
31, 1988.
    2.37 "Regulations" means the applicable proposed, temporary or final regulations issued under the Code or ERISA by the IRS, the PBGC, the Labor Department or any other governmental authority and any temporary rulings and questions and answers promulgated by such authorities pending the issuance of such regulations.
    2.38 "Required Contributions" means contributions authorized by Participants to be made to the Savings Plan pursuant to Section 4.1 thereof.
    2.39 "Retirement" or "Retire" means or refers to such time as a Participant is eligible to receive currently and elects to receive currently a Retirement Benefit or an Optional Retirement Benefit upon or after the Participant's termination of Service.
    2.40 "Retirement Benefit" means a single life annuity determined upon a Participant's Retirement in accordance with the relevant Section of Article IX hereof, payable in accordance with the relevant Section of Article XI hereof.
    2.41 "Retirement Security Plan" means the Montgomery
Ward & Co., Incorporated Retirement Security Plan as amended through December 31, 1980.
    2.42 "Savings Plan" means the Montgomery Ward & Co.,
Incorporated Savings and Profit Sharing Plan, effective as of April
1, 1983, and as amended from time to time.
    2.43 "Service" means employment with the Company or with any Affiliate, excluding service performed by an individual prior to January 1, 1976, if such periods would have been disregarded under the break in service rules then in effect under the Retirement Security Plan or prior to January 1, 1985, if such periods would have been disregarded under the break in service rules then in effect under the Plan, and excluding Service which is disregarded under the Break in Service rules of the Plan, the Prior Plans, the Jefferson Stores Plan or the Lechmere Plan. Service shall include the following:
         (a) Any authorized leave of absence under rules determined by the Committee, which are uniformly applicable to all associates similarly situated and in accordance with the Regulations (including Sections 2530.200b-2(b) and (c) of the Labor Department Regulations and Sections 825.214 through 825.216 of the Family and Medical Leave Act ("FMLA") Regulations); provided the associate returns to active Service within the period authorized for such leave;
         (b)    Service in any of the United States Armed
Forces, if and to the extent required by the Military Selective
Service Act, as amended, the FMLA, the Uniformed Services
Employment and Reemployment Rights Act of 1994 or any other federal law, or as otherwise recognized by the Committee;
         (c)    Any period of layoff not in excess of
12 months during which the associate retains reemployment rights and provided that the associate reports to work within three working days after recall; and
         (d) Any period of suspension of participation, as provided for in Section 5.2 hereof.
    2.44 "Surviving Spouse" means the survivor of a deceased Participant to whom such deceased Participant was legally married, as determined by the Committee on the earlier of, (a) the date of the Participant's Retirement, or (b) for at least one year on the date of such Participant's death.
    2.45 "Total Earnings" means the total of an Associate's compensation, including salary, wages, overtime premium, commissions, holiday pay, vacation pay, bonuses, cash incentives other than from contests, and salary continuance paid or payable by the Company and any Affiliates for Service during a calendar year prior to the earlier of the Associate's date of termination of Service or the Associate's Normal Retirement Date or, if applicable, Early Retirement Date, but excluding (a) amounts paid under the 1970 Marcor Stock Price Plan, under any stock option plan or stock award plan and under any other plans maintained exclusively for management Associates of Ward or of Ward and Affiliates which the Committee determines to exclude from Total Earnings, (b) amounts contributed by the Associate's employer to the Trust pursuant to the provisions of the Plan or paid or contributed to any group insurance plan or other employee benefit plan established or maintained by the Associate's employer or in which the Associate's employer participates, other than amounts contributed on behalf of a Participant under Section 4.1 of the Savings Plan, (c) amounts paid to the Associate from Jefferson
Stores, Inc. while he was a participant under the Jefferson Stores Plan, (d) amounts paid during any period during which a Participant fails to make any contributions required prior to the Effective
Date for participation in the Plan or fails to authorize Required Contributions to be made under the Savings Plan, and (e) amounts paid in a calendar year in excess of $200,000 (adjusted for cost of living to the extent permitted by the Code and Regulations).
Effective for calendar years beginning after December 31, 1993, Total Earnings shall exclude amounts paid in a calendar year in excess of $150,000 (adjusted for cost of living in accordance with Section 401(a)(17) of the Code). In determining Total Earnings and applying the $150,000 limitation for a highly compensated employee
(as defined in Section 414(q) of the Code) ("Highly Compensated Associate") who is either a 5% owner of the Company or one of the 10 most highly paid Highly Compensated Associates and is therefore subject to the family aggregation rules of Section 414(q)(6) of the Code, the Highly Compensated Associate's family unit shall be treated as a single employee with one Total Earnings. The term "family" shall include the Highly Compensated Associate and any Associate who is the Highly Compensated Associate's spouse or any lineal descendants of the Highly Compensated Associate who have not attained age 19 before the close of the Plan Year. If, as a result of applying the family aggregation rules, the adjusted $150,000 limitation is exceeded, then the adjusted $150,000 limitation will be allocated among the members of the family unit in proportion to each such member's Total Earnings as determined prior to the application of the $150,000 limitation. In the case of a Participant for whom long-term disability benefits are being paid under the Long-Term Disability Plan pursuant to the provisions of said plan, the Participant's Total Earnings for the period during which such benefits are being accrued by this Plan shall be deemed to continue at the same rate as the Participant's Total Earnings immediately prior to such disability.
    2.46 "Transferred Contribution Account" means the account, established and maintained as part of a Participant's account under the Savings Plan to reflect amounts transferred with respect to a Member's Benefit derived from Associate Contributions, pursuant to Section 6.2 of the Savings Plan.
    2.47 "Trust" means the Trust established by Ward as a part of the Plan.
    2.48 "Trust Agreement" means the agreement with the Trustees establishing the Trust.
    2.49 "Trust Fund" means all the assets held by the Trustees pursuant to the Trust Agreement.
    2.50 "Trustees" means the trustees under the Trust
Agreement appointed by the Committee in accordance with Section
15.2 hereof.
    2.51 "Vest", "Vested" or "Vesting" means the acquisition by a Participant or the Participant's Beneficiary of a nonforfeitable right to a Retirement Benefit, except in the event of the Participant's death prior to the time prescribed for payment of such Retirement Benefit. For purposes of the Plan, Vesting occurs after five Years of Service with the fifth year being the completion of five months of service or upon Normal Retirement Date pursuant to the provisions hereof, whichever occurs first. In determining whether a Participant is Vested, the Years of Service prior to any Break in Service shall be disregarded if he was not then Vested and the number of consecutive Years in which he incurred a Break in Service equals or exceeds the greater of 5 or the aggregate number of the Participant's Years of Service prior to such Break in Service (excluding any Years of Service prior to January 1, 1976 which were disregarded under the break in service rules then in effect under the Retirement Security Plan, and excluding any Years of Service which are disregarded under the Break in Service rules of the Plan, the Prior Plans, the Jefferson Stores Plan or the Lechmere Plan).
    2.52 "Ward" means the present Illinois corporation by the name of Montgomery Ward & Co., Incorporated and any successor to all or substantially all of its business and assets.
    2.53 "Year" means the 12 consecutive month period beginning on the date an Associate's Service commenced or recommenced after a Break in Service (determined under the rules of the Plan, the Prior Plans, the Jefferson Stores Plan or the
Lechmere Plan), as determined by the Committee, or an anniversary date thereof. Effective January 1, 1994, if the Associate does not complete 1,000 Hours of Service during the first 12 consecutive month period, the determining period shall be any 12 consecutive month period beginning with the first day of the calendar year beginning on or after the date of employment.
    2.54 "Year of Credited Service" means a Year of
Service for which an Associate receives Credited Service. Partial Years of Credited Service shall be taken into account on the basis of 1/12 Year's credit for each month of Service.
    2.55 "Year of Service" means a Year in which an Associate performs Service and completes 1,000 Hours of Service.
Any Associate who actually performs 1,000 Hours of Service during any Year shall be considered as having performed a Year of Service.
                                ARTICLE III
                               Effective Date
    The Effective Date of this amendment and restatement shall be January 1, 1994.
                                 ARTICLE IV
                                Eligibility
    Each Associate who, immediately prior to the Effective
Date, was a Participant shall continue to be a Participant on and after the Effective Date. Each other Associate who was in Service immediately prior to the Effective Date, but who was not then a Participant of the Plan shall be eligible for participation in the Plan on the later of the Effective Date or the first day of the month following the date on which he satisfies the requirements for participation in the Plan as in effect on December 31, 1993;
provided, however, that any such Associate who does not submit an enrollment form on the earliest date prescribed by the Committee must satisfy the requirements for participation under this amendment and restatement before again being eligible for participation in the Plan. Each other Associate who was or is employed by the Company shall become eligible to participate in the Plan on the first day of the month following the later of (a) the date on which he attains age 21; or (b) the date on which he completes one Year of Service. Notwithstanding the foregoing, each participant of the Lechmere Plan on June 30, 1994 shall become a Participant on July 1, 1994.
                                 ARTICLE V
                               Participation
    5.1 Enrollment. Each Associate who becomes eligible to become a Participant under the Savings Plan shall become a Participant on the first day of the month following the Associate's submission of an enrollment form prescribed by the Committee. The Committee shall take any necessary or appropriate action to enroll each Associate who becomes eligible to become a Participant pursuant to this Section 5.1 and, if it is determined that an eligible Associate has not been enrolled in the Plan due to error, such Associate may be retroactively enrolled if the Committee receives notice of the error within a reasonable period of time following such error.
    5.2 Suspension of Participation. No Participant may continue participation in the Plan in the event the Participant ceases to be an Associate or is transferred from the Company to an Affiliate which is not designated a Participating Company or who is on a leave of absence, except, to the extent provided in this Plan, for those Associates receiving long-term disability benefits from a plan sponsored by the Company. A Participant who becomes ineligible to participate in the Plan because of the application of the preceding sentence shall be suspended from further participation during the period of such ineligibility without forfeiting any benefits accrued prior to the date such Participant became ineligible to participate, unless the Committee shall determine, in accordance with rules established by the Committee which are uniformly applicable to all Associates similarly situated, that such Participant shall be deemed to have terminated the Participant's employment for purposes of participation in the Plan pursuant to Article XIII hereof. Such action shall not be applicable to any Participant who is transferred to an Affiliate. Credited Service shall exclude any such period of suspension, as provided in Section 2.13 hereof, but Service for purposes of Vesting and eligibility shall include such period. Notwithstanding any of the provisions of the Plan to the contrary, each Participant shall be entitled to the benefits provided under Sections 21.3 and 22.3, if applicable.
    5.3 Break in Service. If a Participant's employment terminates and he is later rehired, he shall again be eligible to participate in the Plan as of the date of rehire.
                                 ARTICLE VI
                               Contributions
    6.1  Cessation of a Participant's Contributions.  No
Participant shall be required or permitted to contribute to the Plan on or after April 1, 1983.
    6.2 Company Contributions. Subject to the provisions of Articles XVI and XVII hereof, Ward and each Participating
Company shall contribute to the Trust, not less frequently than quarterly during each Plan Year, the amounts recommended by the Actuary to the Committee as necessary to maintain the Plan on a sound actuarial basis, consistent with the requirements of ERISA and the Code. The Committee shall arrange for such funding standard accounts as are required by ERISA in accordance with the recommendations of the Actuary.
    6.3 Actuarial Assumptions. The Committee shall adopt and may change from time to time, in accordance with the provisions of ERISA and the Code, such actuarial assumptions and methods as are recommended by the Actuary for the purpose of actuarial valuations of the Plan. The Actuary shall make an annual actuarial valuation of the Plan and shall estimate the contributions required under Section 6.2 hereof on the basis thereof. At least once a year, the Actuary shall make an actuarial study of the mortality and other actuarial assumptions, service and compensation experience of the Participants in the Plan, the investment experience and any other relevant experience gains and losses under the Plan, including such calculations as may be necessary to determine whether the Plan is adequately funded, and shall report the results of its study to the Committee. Prior to termination of the Plan, forfeitures of benefits arising from termination of Service, death or any other reason under the Plan shall not be applied to increase the benefits that any Participants would otherwise be entitled to receive under the Plan, but may be anticipated in estimating costs under the Plan and shall be applied to reduce the Company's contributions under the Plan.
                                ARTICLE VII
                            Cash Balance Account
    7.1 In General. A notional account (hereinafter referred to as the Cash Balance Account) shall be established and maintained for each Participant who was a participant in the Lechmere Plan. The initial Cash Balance Account for each
Participant shall equal such Participant's Cash Balance Account under the Lechmere Plan as of June 30, 1994. Such Participant's
Cash Balance Account shall be credited with Interest Credits in accordance with Section 7.2.
    7.2 Interest Credits. Interest Credits equal to the rate of interest specified in this Section 7.2 multiplied by the amount of the Participant's Cash Balance Account as of the first day of each calendar year shall be added to each Participant's Cash Balance Account as of the last day of the calendar year. For any calendar year in which a distribution is made from the Plan on behalf of a Participant, interest shall be credited on the amount of the Participant's Cash Balance Account as of the first day of such year for the period from the first day of such year to the date of benefit distribution. The rate of interest used to determine the Interest Credit for a calendar year, shall be the 12-month average rate for six month Treasury Bills as of December 31 of the prior calendar year. In no event will the annual Interest Credit be less than 5.75% or more than 10.0%.
    7.3 Immediate Cash Balance Account Annuity. The amount of annual retirement income payable with respect to the Cash Balance Account of a Participant is equal to the Immediate Cash
Balance Account Annuity.  The Immediate Cash Balance Account
Annuity is the annual amount of retirement income payable as a Single Life Benefit as defined in Section 11.2(a). The annual amount of retirement income is determined as:
         (a)    The Participant's Cash Balance Account
                divided by;
         (b) The immediate annuity factor for one dollar of annual benefit under the Single Life
                Benefit form of payment defined in Section
                11.2(a), based on the Participant's age as of the Retirement Date.
The immediate annuity factor referenced in Section 7.3 above shall be based on the actuarial assumptions described in Section 2.2.
                                ARTICLE VIII
                              Retirement Dates
    8.1  Normal Retirement Date.  A Participant's Normal
Retirement Date shall be the first day of any month following the Participant's 65th birthday. Benefits accrued to a Participant under the Plan shall be nonforfeitable upon the attainment of age
65.
    Any Participant who, for at least two years before the Participant's Normal Retirement Date, is employed in an executive or other policy-making position and who, as of the Participant's
Normal Retirement Date, is entitled to an aggregate anticipated annual retirement benefit, including benefits not provided under the Plan, of $44,000 or more, when expressed as a Single Life
Benefit as defined in Subsection 11.2(a) hereof, all as determined by the Committee under uniform rules and in accordance with applicable law and Regulations, shall retire on the Participant's Normal Retirement Date, unless the Participant's employment thereafter has been approved by the Board or unless a state or federal law requires that such Participant be permitted to continue employment beyond his Normal Retirement Date.
    8.2  Early Retirement Date.  A Participant's Early
Retirement Date may be the first day of any month following the Participant's termination of Service prior to the Participant's
Normal Retirement Date, provided such Participant (a) has attained age 55, (b) has completed five Years of Service (except that this requirement shall not apply to an Associate of the Company or an Affiliate on December 31, 1968), and (c) has prior to such date elected to Retire on such date pursuant to rules adopted by the Committee in accordance with the Regulations.
    8.3  Postponed Retirement Date.  A Participant's
Postponed Retirement Date shall be the first day of any month following termination of Service after Normal Retirement Date, pursuant to Section 8.1 hereof.
                                 ARTICLE IX
                        Amount of Retirement Benefit
    9.1  Retirement Benefit Payable upon Retirement at
Normal Retirement Date. Subject to the provisions of this Article, in the event of the Retirement of a Participant on his Normal Retirement Date, the amount of the Retirement Benefit shall be the sum of (a), (b), (c) and (d) below:
    (a) the Participant's Retirement Benefit determined as of December 31, 1993; and
    (b) 1.5% of the Participant's Total Earnings while a participant during each year of Credited Service after the Effective Date; and
    (c) the Participant's Lechmere Plan frozen benefit as of June 30, 1994, excluding the benefit attributable to the Participant's Immediate Cash Balance Annuity ("Lechmere Frozen Benefit"); and
    (d) the Participant's Immediate Cash Balance Annuity, if any.
    The Retirement Benefit will be accrued each calendar year on the basis of the Participant's Credited Service and Total Earnings during such calendar year and, with respect to a Participant's Cash Balance Account, on the basis of Interest
Credits. In no event shall a Participant's Retirement Benefit decrease after any date which could have been the Participant's
Early Retirement Date. The minimum Retirement Benefit payable upon Retirement at Normal Retirement Date, including any benefit payable with respect to a Participant's credited service under the Retirement Security Plan prior to January 1, 1981, and any benefit payable under the Plan on or after such date, shall be $1,200 after an aggregate of 20 Years of Service during which the Participant received either Credited Service or credited service under the Retirement Security Plan, the Prior Plans or the Plan, with an additional $60 for each of the first five such Years of Service in excess of 20 and an additional $125 for each such Year of Service in excess of 25, but in no event shall such minimum benefit exceed $2,125, ending with Credited Service as of December 31, 1988.
    9.2  Retirement Benefit Payable upon Retirement at
Early Retirement Date. In the event of a Participant's Retirement on an Early Retirement Date, the amount of the Retirement Benefit payable, including the annual minimum, shall be the amount provided for in Section 9.1 hereof, provided that, in the event the Participant's Early Retirement Date occurs prior to the first day of the month following the Participant's 63rd birthday, the portion of the Retirement Benefit derived from Sections 9.1(a) and 9.1(b) shall be reduced by 5/12 of 1% for each month by which the Participant's Early Retirement Date precedes such first day and provided that in the event the Participant's Early Retirement Date occurs prior to the first day of the month following the Participant's 65th birthday, the portion of the Retirement Benefit derived from Section 9.1(c) hereof shall be reduced by 5/9 of 1% for each of the first 60 months by which the Participant's Early Retirement precedes such first day and 5/18 of 1% for each of the next 60 months.
    9.3  Retirement Benefit Payable upon Retirement at
Postponed Retirement Date.  In the event of a Participant's
Retirement on a Postponed Retirement Date, the amount of the Retirement Benefit payable, including the annual minimum, shall be the same amount which the Participant was entitled to receive on the Participant's Normal Retirement Date, as provided in Section
9.1 hereof, with additional credit for Service after such date.
    9.4 Offset of Retirement Benefit. Notwithstanding any other provision of the Plan, the amount of the Retirement
Benefit payable, including the minimum Retirement Benefit, to any Participant shall be reduced by the current annuity rates of a legal reserve life insurance company chosen by the Committee of that portion of the annuity which could be purchased for the Participant under the Savings Plan with the amount, if any, in the Participant's Transferred Contribution Account and the amount, if any, in the Participant's Account attributable to Required Contributions as determined by the Committee as of the date of the Participant's Retirement. Notwithstanding anything provided herein, effective January 1, 1984, the Retirement Benefit of associates of Montgomery Ward Insurance Company and its subsidiaries shall not be offset by benefits provided under the Savings Plan and effective October 1, 1984, the Retirement Benefit of associates of Signature Financial/Marketing, Inc. and its subsidiaries shall not be offset by the benefits provided under the Savings Plan except as set forth herein. In addition, effective as of such dates, associates of the aforesaid companies will accrue benefits under the Plan although they have not authorized payroll deduction contributions under the Savings Plan. The Retirement
Benefit payable to associates of Montgomery Ward Insurance Company shall be reduced by Equivalent Actuarial Value of that portion of the annuity that could be purchased with the Transferred
Contributions and their contributions made prior to January 1, 1984
(or October 1, 1984 for certain associates) under the Savings and Profit Sharing Plan.
    9.5  Cessation of Benefit Payments Following
Reemployment After Retirement.  Upon reemployment of a former
Associate who previously Retired hereunder, all benefit payments being made to the Associate which are permitted to be suspended under Regulations shall cease.
    9.6  Retirement Benefit Payable upon Retirement
Following Reemployment after Termination of Service.  If a
Participant who incurs a Break in Service is for any reason reemployed by the Company, then, upon the Participant's subsequent Retirement, the Participant's Retirement Benefit shall be based on the Participant's Credited Service after the Participant's reemployment plus the Retirement Benefit (after applying the offset) previously accrued as of the Participant's separation from Service.
    9.7  Maximum Amount of Retirement Benefit.
         (a) The provisions of this Section shall govern the benefits to which it is applicable notwithstanding any other provision of the Plan to the contrary. The benefits to which this
Section is applicable are: (i) any annuity payable to a Participant for life as a part of a Qualified Joint and Survivor Benefit or as a part of an Optional Retirement Benefit elected by the Participant under Section 11.2 hereof and having the effect of a qualified joint and survivor annuity within the meaning of
Section 417(b) of the Code (excluding in either case any post-Retirement Surviving Spouse benefit); (ii) any Single Life
Benefit elected by a Participant under Subsection 11.2(a) hereof;
and (iii) any other Optional Retirement Benefit elected by a Participant under Section 11.2 hereof (including both the annuity payable to the Participant and any other annuity or benefit payable thereunder). This Section shall not limit the amount of any Supplemental Retirement Benefit, if any, which is payable by reason of the prior maintenance of the Profit-Sharing Plan, which benefit represents benefits under a "defined contribution plan", as that term is defined in ERISA.
         (b)    The benefits to which this Section is
applicable may not exceed the limitations set forth in Section 415 of the Code, which are incorporated by reference herein. For these purposes, the "limitation year" means the Plan Year. If a Participant also participates in any defined contribution plan (as defined in Sections 414(i) and 415(k) of the Code) maintained by the Company or any Affiliate, in the event that in any Plan Year the sum of the Participant's defined benefit fraction (as defined in Section 415(e)(2) of the Code) and the Participant's defined contribution fraction (as defined in Section 415(e)(3) of the Code) would otherwise exceed 1.0, then the benefit payable under this Plan shall be reduced so that the sum of such fractions in respect of that Member will not exceed 1.0. If the above reduction does not ensure that the limitation set forth in this Section is not exceeded, then the annual additions (as defined in Section
415(c)(2) of the Code) to any defined contribution plan maintained by the Company or any Affiliate in which the Participant participates, shall be reduced in accordance with the provisions of that plan, but only to the extent necessary to ensure that such limitation is not exceeded. If a Participant also participates in another defined benefit plan (as defined in Sections 414(j) and 415(k) of the Code) maintained by the Company or any Affiliate, in the event that in any Plan Year such Participant's aggregated accrued benefit under such plans exceeds the applicable limits under Section 415 of the Code, the benefit payable under such other plan shall be reduced to the extent necessary to comply with such limits.
         (c) For purposes of this Section, the benefits to which this Section is applicable shall be determined without regard to any amounts transferred from the Jefferson Stores Plan and the Lechmere Plan pursuant to Section 21.2.
         (d)    In the case of any Associate who was a
Participant under the Retirement Security Plan prior to October 3, 1973, the benefits to which this Section is applicable may not exceed the greater of (i) the limitations contained in Subsection 9.7(b) hereof, adjusted as described therein, or (ii) either (A) the Actuarial Equivalent of a Single Life Benefit, as described in
Section 11.2 hereof, equal to 100% of the Participant's Total
Earnings on October 2, 1973, or, if earlier, the date of his termination of Service, or (B) the Actuarial Equivalent of the benefits which would have been provided under the Retirement
Security Plan as in effect on October 2, 1973, without taking into account any increases in the Associate's Total Earnings after such date.
         (e) The Committee shall, to the extent required by ERISA and in accordance with Regulations, apply the limitations contained in this Section, after giving due consideration to the wishes of the Participant, by taking into account the Supplemental Retirement Benefit, if any, and the benefits payable and the contributions made under any other plans maintained by Ward or any Affiliate which are qualified under Section 401(a) of the Code. If such other plan is a defined contribution plan, then the sum of the defined benefit plan fraction and the defined contribution plan fraction (each as described in Section 415(e) of the Code) shall not exceed 1.0.
         (f) Notwithstanding the foregoing provisions of this Section, the maximum limitation on Retirement Benefits, with respect to any person who was a Participant prior to December 31, 1982 and whose Retirement Benefit (determined without regard to any changes in the Plan after July 1, 1982 and without regard to cost-of-living adjustments, if any, occurring after July 1, 1982) as of December 31, 1982, exceeds the limitations set forth in Section
9.7(b), shall be such Participant's Retirement Benefit as of December 31, 1982; provided that, such Participant's Retirement
Benefit did not exceed the maximum limitation thereon as of December 31, 1982.
         (g) Notwithstanding the foregoing provisions of this Section, the maximum limitation on Retirement Benefits, with respect to any person who was a Participant on or prior to December
31, 1994 and whose Retirement Benefit as of December 31, 1994 exceeds the limitations set forth in Section 9.7(b), shall not be less than such Participant's Retirement Benefit as of December 31, 1994; provided that, such Participant's Retirement Benefit did not exceed the maximum limitation thereon as of December 31, 1994.
                                 ARTICLE X
         Eligibility for Retirement Benefit
    10.1 Eligibility for Retirement Benefit at Normal
Retirement Date. Except as otherwise provided in Article IX hereof and Section 11.4, a Participant who Retires on the Participant's
Normal Retirement Date shall be eligible for the Retirement Benefit provided for in Section 9.1 hereof or a benefit of Equivalent
Actuarial Value thereto as provided for herein payable from and after the Participant's Normal Retirement Date.
    10.2 Eligibility for Retirement Benefit at Early
Retirement Date. Except as otherwise provided in Article IX hereof, a Participant who Retires on an Early Retirement Date shall be eligible for the Retirement Benefit provided for in Section 9.2 hereof or a benefit of Equivalent Actuarial Value thereto as provided for herein payable from and after the Participant's Early Retirement Date. A Participant who has attained age 55 and terminates Service prior to the Participant's Normal Retirement
Date with five Years of Service shall be eligible for the Retirement Benefit provided for in Section 9.1(c) or a benefit of Equivalent Actuarial Value.
    Notwithstanding any other provisions of the Plan, no distribution of any amounts attributable to contributions paid on behalf of a Participant while he was a 5% owner shall be made to a Participant who is or has been a 5% owner prior to such Participant's attaining age 59 1/2, for any reason other than such Participant's death or disability. For purposes of this Section
10.2, a 5% owner shall mean a 5% owner of such Participant's employer as defined in Section 416(i)(1)(B)(i) of the Code.
    10.3 Eligibility for Retirement Benefit at Postponed
Retirement Date. Except as otherwise provided in Article IX hereof and Section 11.4, a Participant who Retires on a Postponed
Retirement Date shall be eligible for the Retirement Benefit provided for in Section 9.3 hereof or a benefit of Equivalent
Actuarial Value thereto as provided for herein payable from and after the Participant's Postponed Retirement Date.
    10.4 Long-Term Disability Benefits. During any period when benefits would otherwise be payable under the Long-Term
Disability Plan, no benefits shall be paid under this plan unless a Participant ceases to receive benefits under the Long-Term
Disability Plan.
                                 ARTICLE XI
                             Methods of Payment
    11.1 Qualified Joint and Survivor Benefit.  If a
Participant is legally married, as determined by the Committee, on the date of the Participant's Retirement, the Equivalent Actuarial Value of any Retirement Benefit, to which such Participant is entitled under the Plan shall, except as otherwise provided in this Section or in Section 11.2 hereof, be payable in the form of a Qualified Joint and Survivor Benefit. The term "Qualified Joint and Survivor Benefit" means a benefit providing an annuity for the life of the Participant, ending with the payment due on the first day of the month in which the Participant's death occurs, and, if the Participant dies leaving a Surviving Spouse, a survivor annuity for the life of such Surviving Spouse, commencing on the first day of the month following the date of the Participant's death and ending with the payment due on the first day of the month in which such Surviving Spouse's death occurs. The survivor annuity payable to the Surviving Spouse shall be in an amount equal to one-half of the annuity payable for the life of the Participant under the Participant's Qualified Joint and Survivor Benefit. If a
Participant is not legally married, as determined by the Committee, on the date of the Participant's Retirement, the Participant's Retirement Benefit shall, except as otherwise provided in Section
11.2 hereof, be payable to the Participant in the form provided for in Subsection 11.2(a) hereof.
    11.2 Optional Methods of Payment.  In lieu of the
Qualified Joint and Survivor Benefit, a Participant may elect, subject to Sections 11.3 and 11.4 hereof, to receive the Actuarial Equivalent of the Retirement Benefit to which the Participant is entitled under the Plan in accordance with any one of the following options:
         (a)    Single Life Benefit.  An annuity for the
Participant's life, ending with the payment due on the first day of the month in which the Participant's death occurs, with no monthly annuity payable to a beneficiary.
         (b) Contingent Annuitant Benefit. An annuity for life and an annuity for 100%, 75% or 50% of such amount after the Participant's death on or after the Participant's Normal
Retirement Date or Early Retirement Date, if applicable, to the Participant's Beneficiary for the life of the Beneficiary (the "Contingent Annuitant Benefit" or "Joint and Survivor Benefit").
In no event shall the effect of the selection of a Contingent
Annuitant Benefit in which the Beneficiary is not the Participant's spouse cause the benefit payable to the Participant to be reduced to a level less than 50% of the benefit to which the Participant would have been entitled if the Participant had not elected the Contingent Annuitant Benefit. The conditions governing the
Contingent Annuitant Benefit shall be:
                 (i)  The effective date of the Contingent
    Annuitant Benefit (the "Option Effective Date") shall be the Participant's Retirement Date.
                 (ii) The election shall be made in writing, dated the day the election is made, on the prescribed form and shall specify the 100%, 75% or 50% Contingent
    Annuitant Benefit and the name, social security number, sex and date of birth of the Participant's Beneficiary.
                 (iii) Retirement income under the Contingent Annuitant Benefit shall commence effective the first day of the month following Retirement.
                 (iv) The Contingent Annuitant Benefit shall become inoperative in the event the Participant cancels the benefit prior to the Option Effective Date or if either the Participant or the Beneficiary should die prior to the Option Effective Date. On the Option
    Effective Date, the Contingent Annuitant Benefit shall become noncancellable and the Beneficiary selection binding, and, if either the Participant or the Beneficiary should die after the Option Effective Date, the benefit shall nevertheless continue to be operative.
          (c) Level Income Benefit. Benefit from the Plan up to the earliest date age 62 that the Participant will be entitled to receive a retirement benefit from social security and a smaller benefit, or no benefit if so actuarially determined, from the Plan commencing after such date (the "Level Income Benefit").
If the Participant dies prior to age 62 or if benefits continue after age 62, the Annuity ceases with the payment due on the fist date of the month in which the Participant's death occurs. The
Plan benefits payable both before and after the retirement benefit from social security as estimated for age 62 commencement becomes payable, in combination, are to have the Equivalent Actuarial Value of the reduced amount of Retirement Benefit provided for in Section
9.2 hereof commencing on the Early Retirement Date.
          (d)    Ten Years Certain and Continuous Benefit.
An annuity for life with the provision that, if the Participant should die before having received 120 monthly payments, the Participant's Beneficiary shall receive the balance of such payments (the "Ten Years Certain and Continuous Benefit"). The conditions governing the Ten Years Certain and Continuous Benefit shall be the same as those governing the Contingent Annuitant
Benefit, except that the election form need not specify the social security number, sex and date of birth of the Participant's
Beneficiary and the Participant may change the Participant's Beneficiary at any time before or after the Option Effective Date upon written notice to the Committee.
          (e) Lump Sum Benefit. For Participants who were participating in the Lechmere Plan as of June 30, 1994, to the extent that the Equivalent Actuarial Value of a Participant's
Accrued Benefit from the Lechmere Plan determined as of June 30,
1994 is less than or equal to $7,000, the Participant or the Participant's Surviving Spouse may elect to receive such Accrued Benefit in one lump sum payment; or to the extent that a Participants' Accrued Benefit age 55 or older is $50.00 or less, the Participant may elect to receive the Equivalent Actuarial Value of such Accrued Benefit in one lump sum payment.
    11.3 Election of Optional Method of Payment. Except as otherwise provided in Sections 11.2 and 11.5 hereof, any election or revocation of an election under this Article shall be made by the Participant at any time prior to the date that benefit payments to the Participant commence pursuant to the provisions of the Plan. If a Participant has elected a Contingent Annuitant
Benefit or 10 Years Certain and Continuous Benefit in accordance with Section 11.2 and dies prior to the date payment of the Participant's Retirement Benefit commences without leaving a surviving Spouse, then such form of benefit shall become payable to the Participant's Beneficiary in the same amount, if any, that would have been payable to such Beneficiary if the payments thereunder had commenced to the Participant on the last day of the month coincident with or preceding the date of the Participant's death. If such a Participant dies prior to the date payment of the Participant's Retirement Benefit commences, leaving a Surviving
Spouse and without having made a valid election under Section
12.1(b), then the election under Section 11.2, if any, shall be null and void, and the Surviving Spouse shall receive the Pre-Retirement Death Benefit in accordance with Section 12.1(a).
    11.4  Rules Regarding Distribution of Benefits.
          (a) Notwithstanding any other provision of the Plan, unless otherwise provided by law, any benefit payable to a Participant shall commence no later than the April 1st of the calendar year following the calendar year in which such Participant attains age 70 1/2; provided, however, if a Participant attained age 70 1/2 prior to January 1, 1988, except as otherwise provided in Subsection 11.4(e), any benefit payable to such Participant shall commence no later than the April 1st of the calendar year following the later of (i) the calendar year in which the Participant attains age 70 1/2 or (ii) the calendar year in which the Participant retires. Such benefit shall be paid, in accordance with the Regulations, over a period not extending beyond the life expectancy of such Participant and the Participant's Beneficiary.
Life expectancy for purposes of this Section shall not be recalculated annually in accordance with the Regulations. Any additional Retirement Benefit Accrued beyond the Retirement Benefit Commencement date shall be paid in a lump sum.
          (b) If distribution of a Participant's benefit has commenced prior to a Participant's death, and such Participant dies before the Participant's entire benefit is distributed to the Participant, distribution of the remaining portion of the Participant's benefit to the Participant's Beneficiary shall be made at least as rapidly as under the method of distribution in effect on the date of the Participant's death.
          (c) If a Participant dies before distribution of the Participant's benefit has commenced, distributions to any Beneficiary shall be made on or before the December 31st of the calendar year which contains the 5th anniversary of the date of such Participant's death; provided, however, that any distribution to a Beneficiary designated under Section 12.2 may be made over the life of such Beneficiary or a period not extending beyond the life expectancy of such Beneficiary. Such distribution shall commence not later than the December 31st of the calendar year immediately following the calendar year in which the Participant died, or, in the event such Beneficiary is the Participant's Surviving Spouse, not later than the date of which such Participant would have attained age 70 1/2, if later (or, in either case, on any later date prescribed by Regulations). If such Participant's Surviving Spouse dies after such Participant's death but before distributions to such Surviving Spouse commence, this Section 11.4(c) shall be applied to require payment of any further benefits as if such Surviving Spouse were the Participant.
          (d) Pursuant to Regulations, any benefits paid to a child shall be treated as if paid to a Participant's Surviving Spouse if such amount will become payable to such Surviving Spouse on the child's attaining majority, or other designated event permitted by Regulations.
          (e) If a Participant who is 5% owner attained age 70 1/2 before January 1, 1988, any benefit payable to such Participant shall commence no later than the April 1st of the calendar year following the later of (i) the calendar year in which the Participant attained age 70 1/2 or (ii) the earlier of (A) the calendar year within which the Participant becomes a 5% owner or
(B) the calendar year in which the Participant retires. For purposes of this Subsection (e), a 5% owner shall mean a 5% owner of such Participant's employer as defined in Section 416(i) of the Code at any time during the Plan Year in which such owner attains age 66 1/2 or any subsequent Plan Year.
    11.5  Written Explanations of Survivor Benefit.  The
Committee shall furnish or cause to be furnished to each married Participant explanations of the Qualified Joint and Survivor
Benefit and the Pre-Retirement Death Benefit in Section 12.1(a) under procedures developed by the Committee in accordance with the Code and Regulations. A Participant may with the written consent of the Participant's spouse (unless the Committee makes a written determination in accordance with the Code and Regulations that no such consent is required), elect in writing to receive the Participant's Retirement Benefit in one of the optional forms described in Section 11.2 in lieu of a Qualified Joint and Survivor Benefit within the 90-day period ending on the date payment of the Participant's Retirement Benefit commences. Any such election may be revoked by a Participant, without spousal consent, at any time within which such election could have been made. Such an election or revocation must be made in accordance with procedures developed by the Committee in accordance with the Code and Regulations, or both.
    11.6 Cash Out. Payments of any Retirement Benefit with an Equivalent Actuarial Value of $3,500 or less will be made in a lump cash sum in full settlement of the Plan's liability therefor, provided, however, that in the case of a married
Participant, no such lump-sum payment shall be made after benefits have commenced without the consent of the Participant and the Participant's spouse or, if the Participant has died, the Participant's Surviving Spouse.
    11.7 Direct Rollover. Notwithstanding any provision of the Plan to the contrary, a Distributee may elect, at the time and in the manner prescribed by the Committee, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.
                                ARTICLE XII
                               Death Benefits
    12.1  Pre-Retirement Death Benefit.  A Vested
Participant who is in Service or who terminated Service but whose effective date of payment of Retirement Benefits has not yet occurred is entitled to a Pre-Retirement Death Benefit. The term "Pre-Retirement Death Benefit" means a benefit providing that, in the event of the Participant's death before the effective date of payment of the Participant's Retirement Benefit, the Participant's Surviving Spouse, if any, shall be entitled to receive a survivor annuity equal to one-half of the annuity which would have been payable for the life of the Participant under a Qualified Joint and Survivor Benefit, if payments thereunder had commenced on the first day of the month following the later of (i) the Participant's death or (ii) the Participant's attainment of age 55. Such Pre-
Retirement Death Benefit shall become payable to the Surviving
Spouse on the first day of the month coincident with or following the later of (i) the date of the Participant's death, or (ii) the day on which the Participant would have attained age 55 had he lived.
    12.2 Designation of Beneficiary. Each Participant shall file with the Committee a written designation of one or more persons as the Beneficiary who, subject to Section 11.5, shall be entitled to receive the amount, if any, payable to the Participant's Beneficiary upon the death of the Participant. The designation of a Beneficiary for purposes of the Contingent
Annuitant Benefit or Ten Years Certain and Continuous Benefit shall be deemed to be a Beneficiary designation for all purposes under the Plan unless otherwise specified by the Participant. Each Beneficiary of a Participant may file with the Committee a written designation of one or more persons as the Beneficiary who shall be entitled to receive the amount, if any, payable to such Beneficiary of the Beneficiary of the Participant upon the death of the Participant's Beneficiary. A Participant or the Beneficiary of a Participant may from time to time revoke or change his Beneficiary designation without the consent of any prior Beneficiary by filing a new designation with the Committee. The last Beneficiary designation received by the Committee shall be controlling;
provided that, no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the death of the Participant or the Beneficiary of the Participant, as the case may be, or be effective as of the date prior to the date of such receipt. If no Beneficiary designation is in effect at the time of a Participant's death or if no Beneficiary survives the Participant, payment of the amount, if any, payable upon the death of the Participant shall be made to the Participant's estate. If no Beneficiary designation is in effect at the time of the death of the Beneficiary of a Participant or if no Beneficiary survives the Beneficiary of a Participant, payment of the amount, if any, payable upon the death of the Beneficiary of the Participant shall be made to the estate of the Beneficiary of the Participant. If the Committee is in doubt as to the right of any person to receive an amount payable pursuant to this Section, the Committee may direct the Trustees to retain such amount, without liability for any interest thereon, until the rights thereto are determined, or the Committee may direct the Trustees to pay such amount to any court of competent jurisdiction, which payment shall be a complete discharge of the liability under the Plan and of the Trust therefor.
                                ARTICLE XIII
                           Termination of Service
    13.1  Termination of Service by Non-Vested Participant.
If the Service of a Participant who is not and does not at the time thereof become Vested terminates, no Retirement Benefit shall be payable to the Participant under the Plan.
    13.2 Termination of Service by Vested Participant. If the Service of a Participant who is Vested terminates prior to Retirement, such Participant may elect, subject to Sections 10.2 and 11.4, any of the following:
          (a) To receive a Retirement Benefit commencing upon the Participant's Normal Retirement Date, including the annual minimum if the Service requirement therefor is satisfied, based on the Participant's Years of Credited Service prior to the Participant's termination of Service and determined in accordance with Section 9.1 hereof; or
          (b)    If such Participant is ineligible for
benefits under the Long-Term Disability Plan (or has voluntarily elected to forego receipt of benefits otherwise payable thereunder), such Participant may elect to receive the benefits provided for in Section 9.2 hereof, including the annual minimum if the Service requirement therefor is satisfied, based on the Participant's Years of Service prior to the Participant's termination of Service, commencing on the first day of the month following attainment of age 55 or the first day of any subsequent month prior to the Participant's Normal Retirement Date, where such Participant has prior to such date elected to receive such benefits on such date pursuant to rules adopted by the Committee in accordance with the Regulations.
    13.3 Termination of Service without a Break in Service. In the event the Service of a Participant terminates and he is reemployed without having incurred a Break in Service, such Participant's enrollment in the Plan shall be reinstated as of the effective date of the Participant's re-enrollment; the Retirement Benefit payable shall be the prior accrued Retirement Benefit reduced by the prior annuity offset plus any additional Retirement Benefit accruals of the amount previously paid to the Participant from the Trust Fund.
    13.4 Termination of Service Following Reemployment. Notwithstanding the foregoing provisions of this Article, if the Service of a Participant who was reemployed following a termination of Service shall subsequently be terminated for any reason, the benefits payable to the Participant pursuant to the provisions of the Plan shall be reduced by the Equivalent Actuarial Value of all amounts theretofore paid to the Participant pursuant to the Plan.

                                ARTICLE XIV
                             Non-Assignability
    Except insofar as applicable law may otherwise require
or pursuant to the terms of a Qualified Domestic Relations Order, no amount payable at any time under the Plan and Trust shall be subject in any manner to alienation by anticipation, sale, transfer, assignment, bankruptcy, pledge, attachment, charge or encumbrance of any kind, and any attempt to alienate, sell, transfer, assign, pledge, attach, charge or otherwise encumber any such amount, whether presently or hereafter payable, shall be void. The Plan and Trust shall not be liable for or subject to the debts or liabilities of any person entitled to any amounts payable under the Plan. If any person shall attempt to, or shall, alienate, sell, transfer, assign, pledge or otherwise encumber any amount payable under the Plan and Trust, or any part thereof, or if by reason of the Participant's bankruptcy or other event happening at such time such amount would not be enjoyed by the Participant, then the Committee, if it so elects, may direct that such amount be withheld and shall hold or apply it to or for the benefit of such person, the Participant's spouse, children or other dependents, or any of them, in such manner and proportion as the Committee may deem proper. For purposes of the Plan, a Qualified Domestic Relations Order means any judgment, decree, or order (including approval of a property settlement agreement) which has been determined by the Committee in accordance with procedures established under the Plan, to constitute a qualified domestic relations order within the meaning of Section 414(p)(1) of the Code.
                                 ARTICLE XV
                               Administration
    15.1  In General.  The Committee shall have authority
and responsibility for the administration and interpretation of the Plan, and, for purposes of ERISA, shall be the "administrator" of the Plan and its "named fiduciary" with respect to matters for which it is responsible; provided that the Board shall have the sole authority to amend, suspend or terminate the Plan, except as otherwise provided in Subsection 15.4(c) hereof. The Committee shall consist of not less than three persons, who need not be directors of Ward, as from time to time appointed by the Board.
Any Committee member may resign and the Board may remove any Committee member, with or without cause, at any time. To the maximum extent permitted by ERISA, every action and determination of the Committee in accordance with this Section shall be final and binding upon each Participant, Beneficiary, other Associate and every other person entitled to or claiming participation in the Plan or benefits from the Plan. No member of the Committee shall be entitled to act on or decide any matter relating solely to the Participant or to any of the Participant's rights or benefits under the Plan.
    15.2  Appointment of Trustees.  The Committee shall
appoint the Trustees, and may remove any Trustees in accordance with the Trust Agreement. Upon acceptance of their appointments, the Trustees shall have exclusive authority to manage and control the Trust Fund, subject to the provisions of the Plan and the Trust Agreement and, for purposes of ERISA, shall be the "named fiduciary" of the Plan with respect to matters for which they are responsible; provided that, as provided in the Trust Agreement, the Trustees may appoint one or more Investment Managers and may delegate authority to the Investment Managers so appointed as provided therein and permitted by ERISA.
    15.3  Appointment of Administrative Director.  The
Committee shall appoint an Administrative Director and may from time to time allocate or delegate to any subcommittee or member of the Committee, the Administrative Director and others, not necessarily Associates, such duties relative to compliance with the reporting and disclosure obligations of ERISA and the administration and interpretation of the Plan as it deems necessary or appropriate including matters involving the exercise of discretion. The Administrative Director may from time to time delegate to others, not necessarily Associates, such of the Administrative Director's duties as the Administrative Director deems necessary or appropriate. The Committee may remove, with or without cause, at any time the Administrative Director and any person to whom duties are delegated by the Committee or the Administrative Director in accordance with this Section.
    15.4  Specific Responsibilities and Authority of the
Committee. In furtherance of, and not by way of limitation on, the responsibilities and authority conferred on the Committee in
Section 15.1 hereof, the Committee shall administer the Plan in accordance with its terms and provisions and shall have the following specific responsibilities and authorities:
          (a)    to construe and interpret the Plan and
determine all questions arising in its operation;
          (b)    to develop and from time to time review a
policy for funding the Plan recommended by the Actuary, which shall be consistent with the objectives of the Plan and the actuarial tables and interest rate assumptions from time to time recommended by the Actuary for the Plan in accordance with the Regulations and to advise the Trustees of such policy and of any changes therein from time to time;
          (c)    to make such amendments in the Plan and the
Trust Agreement as it deems necessary or appropriate in order to enable the Plan to comply with ERISA and any other applicable legal requirements; provided that such amendments would not significantly affect the cost of the Plan;
          (d)    to receive reports from the Trustees and
from the Administrative Director on the discharge of their duties and authority with respect to the Plan, including in the case of the Administrative Director the preparation, distribution and maintenance of all documents necessary or appropriate for compliance with the reporting, disclosure and recordkeeping requirements contained in ERISA, as well as such other records or data as may be necessary or appropriate for the proper administration of the Plan;
          (e)    to employ the Actuary and such certified
public accountants, legal counsel and other persons as may be required by ERISA or as it shall otherwise deem necessary or appropriate in connection with the operation of the Plan;
          (f) to adopt such rules and procedures as the Committee deems necessary or appropriate in order to fulfill its responsibilities with respect to the Plan; provided that such rules and procedures are uniformly and consistently applied to persons in similar circumstances;
          (g)    to hold regular meetings designed to insure
the discharge of its responsibilities hereunder, and to maintain an accurate written record of all such meetings; and
          (h) to furnish the Board with reports, including subjects reported upon to it by the Trustees and the Administrative Director.
    15.5  Rules of Procedure.  Subject to the by-laws of
the Company and the resolutions of the Board, the Committee shall establish its own rules of procedure and the time and place of its meetings. A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the act of a majority of the Committee members at a meeting at which a quorum is present shall be the act of the Committee. Any action which may be taken at a meeting of the Committee may be taken without a meeting if a consent, in writing, setting forth the action so taken, shall be signed by all of the members of the Committee.
    15.6  Trust Fund.  The Company has entered into the
Trust Agreement with the Trustees providing for the administration and management of the Trust Fund. All benefits and other amounts payable hereunder shall be paid exclusively from the Trust Fund, and neither the Company, the Committee, any Trustee, the Administrative Director, nor any director, officer, Associate or agent of the Company assumes any responsibility or liability therefor. The Trust Fund may be commingled for investment purposes with like separate trust funds of any other plans and trusts of Ward or any Affiliate which meet the requirements of Sections 401(a) and 501(a) of the Code. Each Participant, each Beneficiary or each other person who shall claim the right to any payment under the Plan shall look exclusively to the Trust Fund therefor and shall not have any right or claim therefor against the Company, the Committee, any Trustee, the Administrative Director or any director, officer, Associate or agent of the Company. Except as otherwise required by ERISA, neither the Company, the Committee, the Administrative Director, nor any director, officer, Associate or agent of the Company shall be required to inquire into or be responsible for any act or failure to act of any Trustee or any Participant. To the maximum extent permitted by ERISA and applicable state law, each member of the Committee, each Trustee, the Administrative Director and each director and officer of the Company, and each Associate who performs services on behalf of the Plan or the Trust, shall be indemnified and saved harmless by the Company out of its own assets (including the proceeds of any insurance policy the premiums of which are paid by the Company) from and against any and all losses, costs and expenses (including any amounts paid in settlement of a claim with the Committee's approval) to which any of them may be subjected by reason of any act done or omitted to be done in good faith in their official capacities with respect to the Plan or the Trust Agreement, including all expenses reasonably incurred in their defense.
    15.7  Claims Procedure.
          (a)    Any claim for benefits shall be submitted on
a prescribed claim form to the claimant's local personnel department. If the claim is wholly or partially denied, written notice of the denial shall be furnished within 90 days after receipt of the claim; provided that, if special circumstances require an extension of time for processing the claim, an additional 90 days from the end of the initial period shall be allowed for processing the claim, in which event the claimant shall be furnished with a written notice of the extension prior to the termination of the initial 90-day period indicating the special circumstances requiring an extension. The written notice denying the claim shall set forth the reasons for the denial, including specific reference to pertinent provisions of the Plan on which the denial is based, a description of any additional information necessary to perfect the claim and information regarding review of the claim and its denial.
          (b) All disputed claims for benefits shall be submitted within 60 days after receipt by the claimant of the written notice of denial to, and decided within a reasonable period of time by, the Administrative Director or one member of the Committee designated by its Chairman. Written notice of the decision on each such claim shall be furnished to the claimant within 60 days after receipt by the Administrative Director of a request for review, unless special circumstances require an extension of time for processing, in which event an additional 60 days shall be allowed for review and the claimant shall be so notified in writing. If the claim is wholly or partially denied, such written notice shall set forth an explanation of the specific findings and conclusions on which such denial is based. A claimant may review all pertinent documents and may request a review by the Committee of such a decision denying the claim. Such a request shall be made in writing and filed with the Committee within 60 days after delivery to the claimant of written notice of the decision. Such written request for review shall contain all additional information which the claimant wishes the Committee to consider. The Committee may hold a hearing or conduct an independent investigation, and the decision on review shall be made as soon as possible after the Committee's receipt of the request for review, but in no event later than the third regularly scheduled meeting of the Committee after the Committee's receipt of the request for review. Written notice of the decision on review shall be promptly furnished to the claimant and shall include specific reasons for the decision. For all purposes under the Plan, such decision on claims (where no review is requested) and decision on review (where review is requested) shall be final, binding and conclusive on all interested persons as to participation and benefits eligibility, the amount of benefits and as to any other matter of fact or interpretation relating to the Plan. In the case of a Participant covered by a collective bargaining agreement, a disputed claim for benefits shall be governed by the grievance and arbitration procedures established under such agreement; provided, however, that, if such agreement permits, the Committee will review such a claim before it is referred to formal grievance procedures.
    15.8  Payment of Expenses.  Except as otherwise
provided in the Plan or the Trust Agreement, all expenses and charges incurred in the administration and operation of the Plan and the Trust Agreement shall be paid out of the Trust Fund. No compensation shall be paid by the Plan to any member of the Committee, any Trustee or the Administrative Director if employed by the Company or any Affiliate, but said persons may be reimbursed for their reasonable expenses incurred in carrying out their duties, responsibilities and authority hereunder, and the compensation, or a properly allocable portion thereof, paid to other Associates who are involved in the administration of the Plan and all other properly allowable expenses shall, to the extent not paid by the Company, be treated as administrative expenses. No bond shall be required of the members of the Committee, the Trustees or the Administrative Director, except as otherwise required by law.
    15.9 Notices, etc. Any notice, election, application, instruction, designation or other form of communication required to be given or submitted by any Participant, other Associate or Beneficiary shall be in such form as is prescribed from time to time by the Committee, sent by first class mail or delivered in person to the Administrative Director of the Plan, 8-3, Montgomery Ward & Co., Incorporated, Montgomery Ward Plaza, Chicago, Illinois 60671, and shall be deemed to be duly given only upon actual receipt thereof by the Administrative Director. Any notice, statement, report and other communication from the Company, the Committee or the Administrative Director to any Participant, other Associate or Beneficiary required or permitted by the Plan shall be deemed to have been duly given when delivered to such person or mailed by first class mail to such person at the person's address last appearing on the records of the Company. Each person entitled to receive a payment under the Plan shall file in accordance herewith the person's complete mailing address and each change therein. A check or communication mailed to any person at such person's address on file with the Administrative Director shall be deemed to have been received by such person for all purposes of the Plan, and neither the Committee, the Administrative Director nor any Associate or agent of the Company shall be obliged to search for or ascertain the location of any such person except as required by ERISA. If the Administrative Director shall be in doubt as to whether payments are being received by the person entitled thereto, it may, by registered mail addressed to such person at the person's address last known to the Administrative Director, notify such person that all future payments will be withheld until such person submits to the Administrative Director the person's proper mailing address and such other information as the Administrative Director may reasonably request.
    15.10 Filing of Information.  Each Participant shall
file with the Committee such pertinent information concerning the Participant and the Participant's Beneficiary, and each Beneficiary shall file with the Committee such information concerning the Beneficiary, as the Committee or the Administrative Director may specify, and in such manner and form as the Committee or Administrative Director may specify or provide, and no Participant or Beneficiary shall have any right or be entitled to any benefits or further benefits under the Plan unless such information is filed by the Participant or Beneficiary or on behalf of the Participant or Beneficiary.
    15.11 Claims Against Trust Fund.  If the Committee
receives notification from the Trustees of any trust fund established by the Company as a part of an employee benefit plan other than the Trust Fund that such Trustees have a claim against the Trust Fund by reason of overpayment or otherwise, then the Committee may direct the Trustees to withhold further payments under the Plan, pay the amount of such claim to any court of competent jurisdiction or take any other action which the Committee shall deem appropriate.
    15.12 Agent for Service of Process.  The agent for the
service of legal process of the Plan shall be the Secretary of
Ward.
                                ARTICLE XVI
    Termination of Participating Company's Participation
    16.1  Right to Terminate.  Any Participating Company
may terminate its participation in the Plan by giving the Committee prior written notice specifying a termination date which shall be the last day of the month at least 60 days subsequent to the date such notice is received by the Committee. The Committee may terminate any Participating Company's participation in the Plan, as of any termination date specified by the Committee, for the failure of the Participating Company to make proper contributions or to comply with any other provision of the Plan.
    16.2  Effect of Termination and Payment of
Distributable Reserve. To the maximum extent permitted by ERISA, any rights of Participants no longer employed by the Participating Company, former Participants and their Beneficiaries, Surviving Spouses and other eligible survivors under the Plan shall be unaffected by a termination of the Plan as to any Participating Company. Subject to the provisions of Section 16.8, the benefits provided under the Plan with respect to each Participant in Service with such Participating Company as of the termination date will be paid or forfeited in accordance with the Plan as if such termination had not occurred except that the Committee may direct the Trustees to segregate such portion of the assets of the Trust (the "Distributable Reserve") as the Actuary shall determine to be properly allocable in accordance with ERISA to the active Associates of such Participating Company and direct the Trustees to apply the Distributable Reserve for the benefit of the Participants employed by the Participating Company as of the termination date in such manner as the Committee shall determine including, without limitation, payment to such Participants in lump cash sums, cash installments, or the purchase of immediate or deferred annuities, a transfer to a successor employee benefit plan which is qualified under Section 401(a) of the Code, or any combination thereof; provided, however, that in the event of any transfer of assets to a successor employee benefit plan the provisions of Section 16.3 will apply. Any such payments or transfers of the Distributable Reserve shall constitute a complete discharge of all liabilities under the Plan with respect to such Participating Company's participation in the Plan and any Participant then employed by such Participating Company. To the maximum extent permitted by ERISA, the termination of the Plan as to any Participating Company shall not in any way affect any other Participating Company's participation in the Plan.
    16.3  Transfer of Assets to Successor Plan.  No
transfer of the Plan's assets and liabilities to a successor employee benefit plan (whether by merger or consolidation with such successor plan or otherwise) shall be made unless each Participant would, if either the Plan or such successor plan then terminated, receive a benefit immediately after such transfer which (after taking account of any distributions or payments to them as part of the same transaction) is equal to or greater than the benefit he would have been entitled to receive immediately before such transfer if the Plan had then been terminated. The Committee may also request appropriate indemnification from the employer or employers maintaining such successor plan before making such a transfer.
                                ARTICLE XVII
                         Amendment and Termination
    17.1  Power to Amend.
          (a)    Subject to the provisions of Subsection
15.4(c) hereof, the Board reserves the right at any time to amend, suspend, discontinue or terminate the Plan, any contributions thereunder, the Trust or any contract issued by an insurance carrier forming a part of the Plan, in whole or in part and for any or no reason and without the consent of any Participating Company, Participant or Beneficiary; and the Committee may adopt amendments necessary or appropriate to qualify or maintain the Plan, the Trust and any contract with an insurance carrier which may form a part of the Plan as a plan and trust meeting the requirements of Sections 401(a) and 501(a) of the Code or any other applicable section of law, including ERISA, as now in effect or hereafter amended or adopted and the Regulations.
    Each Participating Company by its adoption of the Plan
shall be deemed to have delegated this authority to the Board and the Committee, respectively.
          (b)    No amendment or modification shall be made
which would (i) retroactively impair any right to any benefit under the Plan which any Participant or Beneficiary would otherwise have had at the date of such amendment by reason of the contributions theretofore made, except to such extent as may be necessary or appropriate to qualify or maintain the Plan, the Trust and any contract with an insurance carrier which may form a part of the Plan as a plan and trust meeting the requirements of Sections 401(a) and 501(a) of the Code or any other applicable section of law, including ERISA, as now in effect or hereafter amended or adopted and the Regulations or (ii) make it possible for any part of the funds of the Plan (other than such part as is required to pay taxes, if any, and administrative expenses as provided in
Section 15.8 hereof) to be used for or diverted to any purposes other than for the exclusive benefit of Participants and their Beneficiaries prior to the satisfaction of all liabilities with respect thereto.
    17.2  Retroactive Amendments.  Subject to the
provisions of Section 17.1 hereof, any amendment, modification, suspension or termination of any provisions of the Plan may be made retroactively if necessary or appropriate to qualify or maintain the Plan, the Trust and any contract with an insurance company which may form a part of the Plan as a plan and trust meeting the requirements of Sections 401(a) and 501(a) of the Code or any other applicable section of law, including ERISA, as now in effect or hereafter amended or adopted and the Regulations.
    17.3 Notices of Amendments. Notice of any amendment, modification, suspension or termination of the Plan shall be given by the Board or the Committee, whichever adopts the amendment, to the other and to the Trustees and all Participating Companies and, where and to the extent required by law, to Participants and other interested parties.
    17.4  Effect of Termination.  Upon termination of the
Plan, no amount shall thereafter be payable under the Plan to or in respect of any Participant except as provided in this Article, and, to the maximum extent permitted by ERISA, transfers or distributions of the assets of the Plan as provided in this Article shall constitute a complete discharge of all liabilities under the Plan. The Committee shall remain in existence, and all of the provisions of the Plan which in the opinion of the Committee are necessary for the execution of the Plan and the distribution or transfer of the assets of the Plan shall remain in force. All distributions and notifications referred to in this Article shall be in form and substance satisfactory to counsel for the Plan.
    17.5  Distribution of Assets If No ERISA Termination.
If the Committee receives a determination from the PBGC that the termination of the Plan does not constitute a plan termination for purposes of Title IV of ERISA, then, upon receipt by the Committee of IRS approval of such termination, the assets of the Plan shall be applied for the benefit of Participants and Beneficiaries in such manner as the Committee shall determine, provided that, in the event of any transfer of assets to a successor employee benefit plan, the provisions of Section 16.3 hereof will apply.
    17.6  Distribution of Assets Upon Termination.
          (a)    If the termination of the Plan does not
constitute a plan termination for purposes of Title IV of ERISA, then the rights of all Participants (including any person or persons whose benefits are paid from the Trust regardless of the plan under which the benefits are calculated) to their Retirement Benefits accrued to the date of such termination shall thereupon be nonforfeitable, but only to the extent that such Retirement Benefits have then been funded by contributions made prior to such termination and that funds are available to provide such Retirement Benefits upon the allocations hereinafter provided in this Section.
          (b)    Upon receipt by the Committee of (i) all
necessary PBGC regulatory approvals that the assets of the Plan are sufficient to discharge when due all obligations thereunder with respect to benefits which are guaranteed by the PBGC under Title IV of ERISA and (ii) IRS approval of such termination, the assets of the Plan which remain after reservation of an amount sufficient to apply all expenses of final administration shall be allocated, to the extent sufficient, in the following order of priority:
                 (A)  To provide for the benefits which are
          payable to or in respect of Participants who
          Retired or died, who could have Retired, or who,
          having terminated Service, either began receiving payments of such benefits or could have begun receiving such payments at least three years
          prior to the termination date, determined in each
          case on the basis of the provisions of the Plan
          at any time during the five-year period ending on
          the termination date when such benefits were or
          would have been the lowest and without regard to
          any increases in such benefits which accrued less
          than three years prior to the termination date;
          then
                 (B)  To provide all other benefits under the
          Plan which are guaranteed by the PBGC under Title
          IV of ERISA or which would be guaranteed if
          Sections 4022(b)(5) and 4022(b)(6) were not
          applicable, but which have not been allocated
          under Clause (A) of this Section; then
                 (C)  To provide all other benefits which had
          become nonforfeitable under the Plan prior to the termination date but which have not been allocated under Clause (A) or (B) of this
          Section; then
                 (D)  To provide all other benefits which had
          accrued under the Plan prior to the termination
          date but which have not been allocated under
          Clause (A), (B) or (C) of this Section; then
                 (E)  Any surplus assets of the Plan
          remaining after the payment of all expenses of
          final administration and after the satisfaction
          of all liabilities accrued to the termination
          date with respect to Participants and their
          Beneficiaries shall, upon receipt of the IRS
          approval therefor, revert ratably to each
          Participating Company in such manner and in such proportion as the Committee, upon the advice of the Actuary, shall determine.  The foregoing
          allocations shall be made by the Committee in
          accordance with the determinations of the Actuary pursuant to the Regulations. If the balance remaining for allocation under any of the
          foregoing Clauses is insufficient to provide in
          full the allocations under such Clause,
          individual allocations shall be reduced pro rata
          (except that, under Clause (C) only, such balance
          shall first be allocated to provide the benefits described therein determined on the basis of the provisions of the Plan which were in effect at the beginning of the five-year period ending on
          the termination date and then, if the balance
          remaining for allocation is sufficient, to
          provide the benefits described therein which
          result from each successive amendment to the Plan
          during such five-year period under the first such amendment as to which such balance is insufficient before reducing such allocation pro
          rata), and no allocations shall be made under
          subsequent clauses.  The assets of the Plan
          allocated in accordance with Clauses (A), (B),
          (C) and (D) of this Section shall be distributed
          in such manner as the Committee shall determine, including without limitation, lump-sum payments, cash installments, the purchase of immediate or
          deferred annuities or any combination of the
          foregoing.
    17.7  Distribution of Assets Upon Termination Where
Assets Not Sufficient.  Notwithstanding the provisions of Section
17.6 hereof, if the PBGC notifies the Committee that it is unable to determine whether the assets of the Plan are sufficient or that such assets are insufficient to discharge when due all obligations thereunder with respect to benefits which are guaranteed by the PBGC under Title IV of ERISA, then the assets of the Plan shall be allocated and distributed only as a court having competent jurisdiction of the Plan or Trust or a trustee appointed by such court shall direct or permit or as otherwise provided in an agreement satisfactory to the Committee.
    17.8  Effect of Partial Termination.  In the event that
any governmental authority, including without limitation the IRS and PBGC, determines that a partial termination, within the meaning of ERISA, of the Plan has occurred as to any Participating Company, then (i) the rights of all Participants affected thereby to their Retirement Benefits accrued to the date of such partial termination shall thereupon be nonforfeitable, but only to the extent that such Retirement Benefits have then been funded by such portion of the assets of the Trust as are determined to be properly allocable to such Participants and that such portion of assets is available to provide such Retirement Benefits upon the allocations provided in
Section 17.6 hereof, and (ii) the provisions of Sections 17.2, 17.3, 17.4, 17.6, and 17.7 hereof and Section 16.3 hereof which in the opinion of the Committee are necessary for the execution of the Plan and the allocation and distribution of the assets of the Plan shall apply. To the maximum extent permitted by ERISA, if any liability arises as a result of such partial termination, only the Participating Company as to which the partial termination of the Plan has occurred shall be liable to the PBGC for any insufficiency of assets.
                               ARTICLE XVIII
    Limitations in the Event of Early Discontinuance
    18.1  Application.  In order to qualify the Plan and
the Trust as a qualified plan and trust under the Code, the benefits to be provided to certain Participants will be subject to the limitations set forth in this Article XVIII.
    18.2  Restriction of Benefits.
    (a)   In the event the Plan is terminated, the benefit
of any active or former Participant who was a Highly Compensated Associate (as defined in Section 414(q) of the Code) shall be limited to that benefit that is nondiscriminatory under Section 401(a)(4) of the Code.
    (b)   The annual payments to a Participant described in
(c) below are restricted to an amount equal to the payments that would be made on behalf of that Participant under a straight life annuity that is the Actuarial Equivalent of the Participant's Accrued Benefit under the Plan. The restrictions in this Section
18.2 do not apply, however, if:
          (i)       After payment to a Participant
    described in (c) below of all benefits described in (d)
    below, the value of Plan assets equals or exceeds 110%
    of the value of current liabilities (as defined in
    Section 412(1)(7) of the Code), or
          (ii)      The value of the benefits described in
    (d) below for a Participant described in (c) below is
    less than 1% of the value of current liabilities, or
          (iii)  The value of benefits described in (d)
    below for a Participant described in (c) below does not
    exceed the amount described in Section 411(a)(11)(A) of
    the Code.
    (c)   The Participants whose benefits are restricted
pursuant to this Article XVIII on distribution are the 25 Highly Compensated Associates and former Highly Compensated Associates (as defined in Section 414(q) of the Code) with the greatest compensation in the current or any prior year. Plan provisions defining or altering the group of Participants whose benefits are restricted under this Section 18.2 may be amended at any time without violating the requirements of Section 411(d)(6) of the Code.
    (d)   For purposes of this Section 18.2, the term
"benefit" includes loans in excess of the amounts set forth in
Section 72(p)(2)(A) of the Code, any periodic income, any withdrawal values payable to a living Participant and any death benefits not provided for by insurance on the Participant's life.
    18.3  Payment of Benefits.  The limitations established
under this Article XVIII shall not restrict either the payment of any monthly benefit due prior to the termination of the Plan or the payment of benefits to a Participant's Beneficiary or Surviving Spouse under the Plan at any time, if such payment commenced prior to the date of such termination. If the foregoing limitations would otherwise become applicable the Committee may, if it so elects, nevertheless pay full benefits to or in respect of any Participant who executes an agreement with the Trustees, in form and in substance satisfactory to the Committee, which is adequately secured and which guarantees the repayment of any payment subject to such limitations.
    18.4  Additional Reserves.  Any additional reserves
arising by the application of the foregoing limitations shall be used and applied for the benefit of the other Participants and their Beneficiaries and Surviving Spouses under the Plan; provided, however, that if sufficient funds are available to provide in full for the benefits accrued for all such other Participants and their Beneficiaries and Surviving Spouses under the Plan, then such additional reserves shall be used, to the extent available, to provide the benefits under the Plan of the Participants whose benefits would otherwise have been restricted by operation of this
Article XVIII.
                                ARTICLE XIX
                               Miscellaneous
    19.1  In General.  Any and all rights or benefits
accruing to any person under the Plan shall be subject to all terms and conditions of the Plan and the Trust Agreement. The adoption and maintenance of the Plan shall not constitute a contract between the Company and any associate or be a consideration for, or an inducement or condition of, employment of any associate. Neither participation nor anything contained in the Plan shall give any associate the right to be retained in the employ of the Company, nor shall it interfere with the right of the Company to discharge any associate at any time.
    19.2  Coordination of Payment of Benefits with Other
Plans. Notwithstanding any other provision of this Plan, the payment of benefits to Participants and their Beneficiaries, Surviving Spouses and other eligible survivors under the Plan shall be paid as a part of and concomitantly with any benefits to which he is entitled in accordance with the terms of the Prior Plans.
    19.3  Incapacity.  If the Committee shall find that any
person to whom any amount is payable under the Plan is unable to care for such person's affairs because of illness or accident, is a minor or has died, then any payment due to the person or the person's estate (unless a prior claim therefor has been made by a duly appointed legal representative) may be paid to the spouse, a child, a relative, an institution maintaining or having custody of such person or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liabilities of the Plan and Trust Fund.
    19.4  Inability to Locate Benefit Recipient.  If the
Committee cannot ascertain the whereabouts of any person to whom an amount is payable under the Plan, and if, after five years from the date such payment is due, a notice of such payment due is mailed to the last known address of such person as shown on the records of the Company and within three months after such mailing such person has not made a written claim therefor, the Committee, if it so elects and after receiving advice from counsel to the Plan, may assume that such person is deceased and direct that such payment be made in accordance with the applicable provisions of Article XI hereof.
    19.5  Benefit Provided by Insurance.  If the payment of
any benefit under the Plan is provided as an annuity benefit under a contract with an insurance company, the payment of such benefit shall be subject to all the provisions of such contract.
    19.6 Credit for Prior Employment. Upon such terms and conditions as the Committee and the Internal Revenue Service may approve, credit may be given for service and benefits provided under the Plan to a Participant with respect to any period of the Participant's prior employment by an organization, and such credit and benefits may be provided for in whole or in part by funds transferred, directly or indirectly (including a rollover from an individual retirement account, or an individual retirement annuity as described in Section 408 of the Code), to the Trust Fund from an employee benefit plan of such organization which qualifies under
Section 401(a) of the Code.
    19.7  Construction.  To the maximum extent permitted by
ERISA, the Plan shall be construed in accordance with the laws of the State of Illinois. As used herein, the masculine form shall, where appropriate, include the feminine and neuter genders. All Article and Section headings herein have been inserted for convenience only and shall not affect the meaning of the language contained herein.
                                 ARTICLE XX
                            Top Heavy Provisions
    20.1  In General.  The Plan will be considered a Top
Heavy Plan for any Plan Year if its determined to be a Top Heavy Plan as of the last day of the preceding Plan Year. For purposes of determining whether the Plan is a Top Heavy Plan, uniform actuarial assumptions which reflect interest rate, as prescribed in
Section 2.1, shall be used. The present value of a Participant's Retirement Benefit shall be determined as of the last valuation date used for computing Plan costs for minimum funding purposes which occurs within the Plan Year in which the determination is being made, and shall include amounts distributed to or on behalf of the Participants within the four preceding Plan Years. Notwithstanding any other provisions in the Plan, the provisions of this Article XX shall apply and supersede all other provisions of the Plan with respect to a Plan Year with respect to which the Plan is determined to be a Top Heavy Plan.
    20.2  Definitions.  For purposes of this Article XX and
as otherwise used in this Plan, the following terms shall have the meanings set forth below:
          (a)    "Affiliate" shall mean any entity affiliated
    with the Company within the meaning of Section 414(b),
    414(c) or 414(m) of the Code, except that for purposes
    of applying the provisions hereof with respect to the limitation on benefits, Section 415(h) of the Code shall apply.
          (b)    "Aggregation Group" shall mean the group
    composed of each qualified retirement plan of the
    company or an Affiliate in which a Key Associate is a participant and each other qualified retirement plan of the Company or an Affiliate which enables a plan of the
    Company or an Affiliate in which a Key Associate is a participant to satisfy Sections 401(a)(4) and 410 of the
    Code with such plan being taken into account.
          (c)    "Key Associate" shall mean a "Key Employee"
    as defined in Section 416(i)(1) and (5) of the Code and Regulations promulgated thereunder.
          (d)    "Top Heavy Plan" shall mean a "Top Heavy
    Plan" as defined in Sections 416(g) of the Code and
    Regulations promulgated thereunder.
    20.3  Vesting.  (a)  If a Plan is a Top Heavy Plan with
respect to any Plan Year, a Participant's nonforfeitable right to the Participant's Retirement Benefit derived from the Company's contributions shall not be less than the amount determined in accordance with the following vesting schedule:
          Years of Service    Percentage
          Less than 3             0%
          3 or more             100%
          (b)    In the event the vesting schedule provided
in Section 2.51 is amended, or changed on account of the Plan becoming or ceasing to be a Top Heavy Plan, any Participant who has completed at least 5 Years of Service for purposes of determining a Participant's nonforfeitable right to the Participant's Retirement Benefit derived from the Company's contributions under Sections
2.51 and 20.3 may elect to have the Participant's nonforfeitable percentage determined under the Plan without regard to such amendment or change by notifying the Committee in writing within the election period hereinafter described. The election period shall begin on the date such amendment is adopted or the date such change is effective, as the case may be, and shall end no earlier than the latest of the following dates.
                 (1)  The date which is 60 days after the day
    such amendment is adopted;
                 (2)  The date which is 60 days after the day
    such amendment or change becomes effective; or
                 (3)  The date which is 60 days after the day
    the Participant is given written notice of such
    amendment or change by the Committee. Any election made pursuant to this Section 20.3(b) shall be irrevocable.
    20.4  Distributions to Participants.
          (a)    Subject to Section 20.5, for each Plan Year
    that the Plan is a Top Heavy Plan, the Retirement
    Benefit for each Participant who has completed a Year of Service and who is not a Key Associate shall not be less than such Participant's Average Compensation, multiplied
    by the lesser of (i) 2% multiplied by the number of
    Years of Service with the Company or (ii) 20%.  For
    purposes of the preceding sentence, Years of Service
    shall not include any Year of Service completed prior to
    the Plan Year beginning prior to January 1, 1984, or any
    Year of Service if the Plan was not a Top Heavy Plan for
    any Plan Year ending during such Year of Service.
          (b) For purposes of this Section 20.4, "Average Compensation" shall mean the average of a Participant's compensation (as described in Section 415 of the Code)
    for the period of 5 consecutive years (or, if the
    Participant does not have 5 consecutive years, the Participant's actual number of consecutive years) during which the Participant had the greatest aggregate
    compensation.  Compensation earned during a Plan Year
    beginning before January 1, 1984, or during a Plan Year
    which begins after the last Plan Year in which the Plan
    was not a Top Heavy Plan shall be disregarded for
    purposes of determining Average Compensation.
    20.5  Top Heavy Plan Years.  (a)  For each Plan Year
that the Plan is a Top Heavy Plan, 1.0 shall be substituted for
1.25 as the multiplicand of the dollar limitation in determining the denominator of the defined benefit plan fraction and of the defined contribution plan fraction for purposes of Section 415(e) of the Code.
          (b)    If, after substituting 90% for 60% wherever
the latter appears in Section 416(g) of the Code, the Plan is not determined to be a Top Heavy Plan, the provisions of paragraph (a) shall not be applicable if the Retirement Benefit for each Participant who is not a Key Associate is determined in accordance with Section 20.4(a), substituting "3%" for "2%" in Section 20.4(a) and increasing "20%" in Section 20.4(a) by 1 for each Plan Year described in the last sentence of Section 20.4(a), but not beyond "30%".
    20.6  Duplication of Benefits.  The Committee shall, to
the extent permitted by the Code and in accordance with Regulations, apply the provisions of this Article XX by taking into account the benefits payable and the contributions made under any other plans maintained by the Company or any of its subsidiaries or affiliated or associated entities which are qualified under Section 401(a) of the Code to prevent inappropriate omissions or duplication of minimum benefits or contributions.
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                                ARTICLE XXI
                      Transfer of Amounts Attributable
                           to Contributions Under
                         The Jefferson Stores Plan
    21.1 Transfer of Accrued Benefit. Each Participant who was a participant of the Jefferson Stores Plan on December 31, 1984 had an amount equal to the Participant's accrued retirement benefit under the Jefferson Stores Plan, if any, transferred from the trust established as part of the Jefferson Stores Plan to the Trust.
    21.2 Transfer Held in Trust. The Committee shall establish and maintain or cause to be established and maintained, as part of the Trust, such accrued benefits which are allocable to the amounts transferred pursuant to Section 21.1, if any, and all relevant data pertaining thereto. All such transferred amounts shall be held by the Trustee for the exclusive benefit of such Participants in accordance with the terms of the Plan, to be commingled, managed, invested and reinvested with the other assets of the Plan. Upon such transfer, and except as otherwise provided in the Jefferson Stores Plan, the Trustees of the Jefferson Stores Plan shall have no further liability whatsoever with respect to such transferred amounts or the benefits which had been based thereon, and the Participant shall look solely to the Plan for any payment or other benefit in respect of the amount so transferred.
    21.3 Payment of Benefits. The accrued benefit attributable to any amounts transferred from the Jefferson Stores Plan, if any, shall be nonforfeitable and shall be paid from the Trust Fund to the Participant or the Participant's Beneficiary or Surviving Spouse at the same time and in the same manner as any payment made in accordance with Articles XI, XII or XIII.
                                ARTICLE XXII
                    Transfer of Amounts Attributable to
                   Contributions Under the Lechmere Plan
    22.1 Transfer of Accrued Benefit. Each Participant who was a participant of the Lechmere Plan on June 30, 1994 had an amount equal to the Participant's accrued retirement benefit under the Lechmere Plan, if any, transferred from the trust established as part of the Lechmere Plan to the Trust.
    22.2 Transfer Held in Trust. The Committee shall establish and maintain or cause to be established and maintained, as part of the Trust, such accrued benefits which are allocable to the amounts transferred pursuant to Section 22.1, if any, and all relevant data pertaining thereto. All such transferred amounts shall be held by the Trustees for the exclusive benefit of such Participants in accordance with the terms of the Plan, to be commingled, managed, invested and reinvested with the other assets of the Plan. Upon such transfer, and except as otherwise provided in the Lechmere Plan, the Participant shall look solely to the Plan for any payment or other benefit in respect of the amount so transferred.
    22.3 Payment of Benefits. The accrued benefit attributable to any amounts transferred from the Lechmere Plan, if any, shall be nonforfeitable and shall be paid from the Trust Fund to the Participant or the Participant's Beneficiary or Surviving Spouse at the same time and in the same manner as any payment made in accordance with Articles XI, XII or XIII.